Filed pursuant to Rule 497

File Nos. 333-171987 and 811-22524

Prospectus
Precidian ETFs Trust
Precidian ETFs Trust (‘‘Trust’’) is a registered investment company consisting of separate investment portfolios called ‘‘Funds.’’ This Prospectus relates to the following Fund:
Name	Ticker Symbol
MAXIS® Nikkei 225 Index Fund	NKY
The Fund is an exchange-traded fund. This means that shares of the Fund are listed on NYSE Arca, Inc. (‘‘NYSE Arca’’) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share (‘‘NAV’’).
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
July 29, 2013
Not FDIC Insured	May Lose Value	No Bank Guarantee

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MAXIS® Nikkei 225 Index Fund
Investment Objective
The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Nikkei Stock Average, commonly called the ‘‘Nikkei 225’ ’ (the ‘‘Underlying Index’’).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (‘‘Shares’’). Investors purchasing Shares through a broker-dealer on a national securities exchange or in the over-the-counter market (the ‘‘Secondary Market’’) may be subject to customary brokerage commissions charged by their broker which are not reflected in the table set forth below.
Shareholder Fees (fees paid directly from your investment):
No shareholder fees are levied by the Fund for purchases and sales made on the Secondary Market.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.53%
Fee Waiver and/or Expense Reimbursement(a)	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%

(a)
Precidian Funds LLC (the ‘‘ Advisor’’) has contractually agreed to reduce its management fees and to reimburse other expenses to the extent ‘‘Total Annual Fund Operating Expenses’’ (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), as a percentage of average daily net assets, exceed 0.50% for the Fund through July 30, 2014. After such date, the expense limitation may be renewed, terminated or revised by the Advisor.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$51	$167	$293	$662
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2013, the Fund’s portfolio turnover rate was 0.15% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its assets in the securities in its Underlying Index or in depositary receipts representing securities in its Underlying Index (‘‘DRs’’ ).
The Nikkei 225, which is published by Nikkei Inc. (the ‘‘Index Provider’’), measures the performance of 225 highly liquid stocks traded on the large cap or ‘‘first’’ section of the Tokyo Stock Exchange. The components of the Underlying Index are given an equal weighting based on a par value of 50 Japanese Yen per share, whereby the prices of stocks with other par values are adjusted to also reflect a par value of 50 Japanese Yen per share. As of June 30, 2013, the Underlying Index’s three largest sectors were consumer discretionary, industrials and information technology. As of June 30, 2013, the Underlying Index, which is considered diversified, was comprised of component securities with market capitalizations greater than 28.888 Billion Yen (Unitika Ltd) that have a daily average
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traded volume of at least 2.65 Million Shares (Sony Fincl Hldgs Inc) over the past three months. The total market capitalization of the Underlying Index as of June 30, 2013 was in excess of 264.45 Trillion Yen.
Indexing Investment Approach. The Fund is not managed according to traditional methods of ‘‘active’’ investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a ‘‘passive’’ or indexing investment approach, attempts to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index and may, from time to time, engage in a representative sampling strategy.
Principal Risks of Investing in the Fund
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (‘‘NAV’’), trading price, yield, total return and ability to meet its investment objective.
Index Risk. The performance of the Underlying Index and the Fund may deviate from that of the market the Underlying Index seeks to track due to changes that are reflected in the market more quickly than the Underlying Index, which will reconstitute its component securities regularly only on an annual basis and rebalance intermittently individual index component securities for corporate actions under the Index Provider’s methodology.
Index Tracking Risk. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons. To the extent the Advisor uses a representative sampling indexing strategy to manage the Fund, index tracking risk will be higher than if a replication strategy were implemented.
Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.
Risks Related to Investing in Japan. The Underlying Index is comprised of securities of companies that are traded on the Tokyo Stock Exchange and domiciled in Japan. The risks of investing in the Japanese market include risks of natural disasters, lack of natural resources, reliance on trading partners (including the United States and Asian and European economies), national security, unpredictable political climate, large government debt, currency fluctuation and an aging labor force. The realization of such risks could have a negative impact on the value of securities of Japanese companies.
Nikkei 225 Sector Concentration Risk. The three largest sector concentrations of the Underlying Index are the consumer discretionary, industrials and information technology sectors. Consumer product companies are affected by interest rates, exchange rates, competition, and consumer confidence and preferences. Manufacturing companies may face supply and demand constraints and product obsolescence issues and can experience losses due to government regulations, environmental damage and product liability claims, and changes in exchange rates and commodity prices. Information technology companies are subject to risks of limited financing, competition, technological obsolescence and patent rights or regulatory approval delays.
Currency Risk. Because the Fund’s NAV is determined in U.S. Dollars, the Fund’s NAV could decline if the Japanese Yen depreciates against the U.S. Dollar.
Risk of Investing in Depositary Receipts. The Fund may invest in DRs, including certain unsponsored DRs. Both sponsored and unsponsored DRs involve risk not experienced when investing directly in the equity securities of an issuer.
Valuation Risk. Since the component securities of the Underlying Index principally trade on the Tokyo Stock Exchange, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares on the NYSE Arca.
Concentration Risk. To the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Concentrated Fund investments will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Equity Securities Risk. Equity securities are subject to changes in value and their values may be more volatile than other asset classes, such as fixed-income securities.
Exchange-Traded Fund Risk. The Fund’s Shares may trade at a premium or discount to their NAV. Also, an active market for the Fund’s Shares may not develop and market trading may be halted if trading in one or more of the Fund’s underlying securities is halted.
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Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit the Fund’s website at www.precidianfunds.com.
For the period shown in the bar chart above:
Best Quarter	(March 31, 2012):	11.89%
Worst Quarter	(June 30, 2012):	-7.49%
The year-to-date return as of the quarter ended June 30, 2013 is 15.60%.
Average Annual Total Returns (for the periods ended December 31, 2012)	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	11.11%	-1.52%	July 8, 2011
After Taxes on Distributions	10.95%	-1.65%	=
After Taxes on Distributions and Sale of Shares	7.68%	-1.20%	=
Nikkei 225 Index*	9.23%	-3.36%	=
*Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Shares.
Investment Advisor
Precidian Funds LLC is the investment advisor to the Fund (the ‘‘Advisor’’).
Northern Trust Investments, Inc. (‘‘NTI’’ or the ‘‘Sub-Advisor’’) serves as the sub-advisor to the Fund.
Portfolio Managers
Chad M. Rakvin is Director of Global Equity Index Management of the Sub-Advisor. Mr. Rakvin has been a portfolio manager of the Fund since its inception.
Shaun Murphy is Vice President of International Equities of the Sub-Advisor. Mr. Murphy has been a portfolio manager of the Fund since its inception.
Jordan Dekhayser is a Vice President and Portfolio Manager of the Sub-Advisor. Mr. Dekhayser has been a portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in blocks of 500,000 Shares or whole multiples thereof (‘‘Creation Units’’). The Fund’s Creation Units are issued and redeemed principally in-kind for securities included in the Fund. Retail investors may purchase or sell Shares only in the Secondary Market. Shares of the Fund trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
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Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income, dividend income or capital gains.
Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for the sale of Fund Shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Overview
The Trust is an investment company consisting of one diversified investment portfolio, the MAXIS® Nikkei 225 Index Fund (the ‘‘Fund’’), that is an exchange-traded fund (‘‘ETF’’). ETFs are funds whose shares are listed on a stock exchange and traded like equity securities at market prices. An ETF, such as the Fund, allows you to buy or sell shares that represent the collective performance of a selected group of securities. Index ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional index fund investing. The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its Underlying Index.
Shares of the Fund are listed and trade at market prices on the NYSE Arca. The market price for a Share of the Fund may be different from the Fund’s most recent NAV per Share. Similar to shares of an index mutual fund, each Share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, Shares of the Fund are listed on a national securities exchange and trade in the Secondary Market at market prices that change throughout the day.
This prospectus provides the information you need to make an informed decision about investing in the Fund. It contains important facts about the Trust as a whole and the Fund in particular.
Precidian Funds LLC (the ‘‘Advisor’’) is the investment advisor to the Fund. Northern Trust Investments, Inc. (‘‘NTI’’) serves as the sub-advisor to the Fund. In its capacity as sub-advisor to the Fund, NTI is referred to herein as the ‘‘Sub-Advisor.’’
Additional Description of the Principal Strategies of the Fund
The Fund employs a ‘ ‘passive management’’ — or indexing — investment approach designed to track the performance of its Underlying Index. The Fund is not managed according to traditional methods of ‘ ‘active’’ investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Unlike many investment companies, the Fund does not try to ‘‘beat’’ the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index, but it also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund invests at least 80% of its net assets in component securities of issuers (or DRs based on the securities of such issuers) that comprise its Underlying Index. The Advisor or the Sub-Advisor manages the Fund by using ‘‘ replication’’ indexing strategy when possible; provided, however, that it may use a ‘‘representative sampling’’ indexing strategy under various circumstances where it is not possible or practicable to use a replication indexing strategy. Replication indexing strategies involve the purchase of the component securities (or DRs) of the Underlying Index in substantially the same weighting as in the Underlying Index. A representative sampling indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected for representative sampling are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. To the extent that the Advisor or Sub-Advisor uses a representative sampling indexing strategy in managing the Fund, the Fund may or may not hold all of the securities in its Underlying Index.
The Nikkei 225 is sponsored by Nikkei Inc. (the ‘‘Index Provider’’), which is independent of the Fund, the Advisor and the Sub-Advisor. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The criteria for inclusion in the Underlying Index is discussed in the Fund’s Statement of Additional Information (‘‘SAI’’). The Underlying Index is an equity index of securities comprising 225 highly liquid stocks traded on the large cap or first section of the Tokyo Stock Exchange. The components of the Underlying Index are given an equal weighting based on a par value of 50 Japanese Yen per share, whereby the prices of stocks with other par values are adjusted to also reflect a par value of 50 Japanese Yen per share. The Advisor and the Sub-Advisor seek a correlation over time of 0.95 or better between the Fund’s performance, before fees and expenses, and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index, the use of representative sampling and fees and expenses incurred by the Fund. ‘‘Tracking error’’ is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. The Advisor expects that, over time, the Fund’s tracking error will not exceed 5%. The Fund generally uses a replication strategy. ‘‘Replication’’ is an indexing strategy in which a fund invests in substantially all of the securities in its
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underlying index in approximately the same proportions as in the underlying index. The Fund may or may not hold all of the securities in the Underlying Index and may, from time to time, engage in a representative sampling strategy.
The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is so concentrated. Securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Additional Description of the Principal Risks of the Fund
Investors in the Fund should carefully consider the risks of investing in the Fund as set forth in the Fund’s Summary Information section under ‘‘Principal Risks.’’ To the extent such risks apply, they are discussed hereunder in greater detail.
Index Risk. The Underlying Index and the Fund reconstitute and rebalance only when the Index Provider determines to reconstitute and rebalance the Underlying Index, which may cause the performance of the Underlying Index and the Fund to deviate from that of the market the Underlying Index seeks to track. This deviation results from changes to index component securities being reflected in the market more quickly than the Index Provider’s methodology can track because of the annual reconstitution process and the intermittent rebalancing of individual index component securities for corporate actions.
Index Tracking Risk. Imperfect correlation between the Fund’s portfolio securities and those in the Underlying Index, rounding of prices, changes to the Underlying Index, exchange rate fluctuations and regulatory requirements may cause tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while the Underlying Index does not. Moreover, tracking error may arise if the Fund’s creation and redemption process is disrupted. In addition, tracking error may be created by ‘‘Valuation Risk,’’ ‘‘Currency Risk,’’ ‘‘Risk of Investing in Depositary Receipts’’ or the use of derivative instruments to track Underlying Index components.
Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.
Risk of Investing in Japan. The Fund invests in securities of companies that are principally located in Japan. Investments in Japan are associated with the following risks:
•	Geographic Risk. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy.
•	Lack of Natural Resources Risk. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. In particular, the Japanese economy is dependent on global sources of petroleum products, including those in the Middle East. Any disruptions, fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
•	Reliance On Trading Partners Risk. The Japanese economy is heavily dependent on international trade, including trade with the U.S., other Asian countries and European nations, and has been adversely affected by trade tariffs, other protectionist measures and rising commodity prices. Japanese economic growth has generally been dependent on the U.S. and Chinese economies, with trade increasing with China in recent years.
○	Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic or political events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Japanese economy.
○	U.S. Economic Risk. The U.S. is a significant trading partner of Japan. Decreasing U.S. imports, new trade regulations, changes in the U.S. Dollar exchange rates or a recession in the U.S. may have an adverse impact on the Japanese economy. The U.S. economy has been in recession for a number of years and the U.S. Dollar has experienced weakness against the Japanese Yen. Continued weakness in the U.S. economy or the U.S. Dollar could adversely affect Japanese trade with U.S.
○	European Economic Risk. The Economic and Monetary Union of the European Union (‘‘EU’’) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU
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regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Continuation of these trends could adversely affect Japanese trade with Europe.
•	National Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity of North Korea and about maritime territorial claims asserted by China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis.
•	Structural Risks. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the Fund:
○	Political Risk. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments.
○	Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits.
○	Currency Risk. The Japanese Yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy.
○	Labor Risk. Japan has an aging workforce. Its labor market is undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Nikkei 225 Sector Concentration Risk. The Fund’s investments may be concentrated in companies in the consumer discretionary, industrials and information technology sectors because these sectors typically represent the three largest sector concentrations of the Underlying Index. Each of these sectors exhibit the following risks:
•	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is closely tied to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in this sector depend heavily on disposable household income and consumer spending and may be strongly affected by fads and marketing campaigns. These companies may be subject to severe competition, which may adversely affect their profitability.
•	Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Industrial companies may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
•	Information Technology Sector Risk. Information technology companies can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. Dollar, investors may lose money if the Japanese Yen depreciates against the U.S. Dollar, even if the local currency value of the Fund’s holdings in that market increases.
Risk of Investing in Depositary Receipts. The Fund may invest in DRs, including listed unsponsored DRs that have been in existence since 1984. Unsponsored DRs may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored DR generally bear all the costs associated with establishing the unsponsored DR. These investments may involve additional risks and considerations including, for example, risks related to adverse political and economic developments unique to a
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country or region, currency fluctuations or controls and the possibility of expropriation, nationalization or confiscatory taxation. The issuers of the securities underlying unsponsored DRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. Additionally, to the extent the value of a DR held by the Fund fails to track that of the underlying security, the use of the DR may result in tracking error in the Fund.
Valuation Risk. Because non-U.S. exchanges such as the Tokyo Stock Exchange may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.
Concentration Risk. To the extent that the Fund’s portfolio reflects its Underlying Index’s concentration in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.
Equity Securities Risk. The trading price of equity securities, including the prices of Fund Shares, will fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the market as a whole. The Fund’s NAV and market price, like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor could lose money over short or even long periods.
Exchange-Traded Fund Risk. The Fund’s Shares may trade at a premium or discount to their NAV for different reasons. For example, the Fund’s NAV will fluctuate in response to changes in the market value of its holdings, while the market prices of the Fund’s Shares will fluctuate in accordance with changes in NAV as well as the supply and demand for the Shares. Also, an active market for the Fund’s Shares may not develop and market trading may be halted if trading in one or more of the Fund’s underlying securities is halted.
Additional Investment Strategies
The Fund invests at least 80% of its net assets in component securities of issuers (or DRs based on the securities of such issuers) that comprise its Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, rights and warrants, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options, futures contracts and swaps. Options, forwards, futures contracts, swaps, convertible securities and structured notes may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.
As of January 1, 2013, the Commodities Futures Trading Commission (the “CFTC”) imposed limitations on commodities trading by certain regulated entities, including advisers of registered investment companies. Pursuant to the limitations, in order to qualify for an exclusion from registration and regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”), a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excusing the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). To the extent the Advisor to the Fund makes investments on behalf of the Fund that are regulated by the CFTC, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and is therefore not subject to registration or regulation as a commodity pool operator under the CEA.
The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy.
As an additional non-principal strategy, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.
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The Advisor anticipates that it may take approximately two business days (i.e., each day the NYSE Arca is open for trading) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of that Fund.
Each of the policies and strategies described in this Prospectus, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s SAI under ‘‘Investment Restrictions.’’
Additional Risks
Indexing Risk. The Advisor and the Sub-Advisor use a passive indexing strategy — either replication or representative sampling — to manage the Fund. The Fund invests in the securities included in, or representative of, its Underlying Index regardless of their investment merit. The Fund does not attempt to outperform its Underlying Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the Japanese markets relating to the Underlying Index.
Asset Class Risk. The returns from the types of securities in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. This may cause the Fund to under-perform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better — or worse — than the general securities markets. In the past, these periods have lasted for as long as several years.
Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Settlement Cycle Risk. For every occurrence of one or more intervening holidays in the Japanese market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of days relating to such intervening holidays. In addition to holidays, other unforeseeable closings in the non-U.S. market due to emergencies may also prevent the Fund from delivering securities within normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with a non-Japanese holiday schedule, will require a delivery process longer than seven calendar days, in certain circumstances, meaning that the realization of investment proceeds of Authorized Participants redeeming Creation Units may be delayed.
Trading Price Risk. Shares of the Fund trade on the NYSE Arca at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s Shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. The Advisor believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term because Shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it likely that the Fund’s Shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, market prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Securities Lending Risk. The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.
Derivatives Risk. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. As a non-principal investment strategy, the Fund may utilize futures, options and swaps to track its Underlying Index or individual components of an Underlying Index. The Fund will have exposure to derivative risks, which include a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk where losses may be magnified if the derivative contains an element of leverage, liquidity risk if the Fund is unable to sell a derivative or is otherwise required to reserve its assets against its exposure under the derivative, interest rate risk if the derivative is interest-rate sensitive, market risk associated with the market in which the derivative trades (if any), credit risk of the counterparty to the derivative contract that may impair the value of the Fund’s derivative and the risk that the Advisor or Sub-Advisor fail to utilize derivatives in a manner to achieve the Fund’s investment goal. To the extent the Fund utilizes derivatives that are entered
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into over-the-counter (i.e., futures, options or swaps that are not traded on an exchange), the Fund may also have exposure to the risk of a counterparty’s default, and the risk that the Fund may improperly value a derivative for which market quotations are unavailable. Each of the types of derivatives in which the Fund may invest exhibit the following risks:
•	Options Risk. Options invested in by the Fund may be closed out only on an exchange providing a secondary market therefor. If no liquid secondary market exists for an option, the Fund may not be able to close out the position it holds in the option, subjecting the Fund to the risk of adverse price movements. If the Fund cannot close out a position on an option, it would continue to be required to make margin payments in cash. There also exists a risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position.
•	Futures Risk. Futures contracts invested in by the Fund may be closed out only on an exchange providing a secondary market therefor. If no liquid secondary market exists for a futures contract, the Fund may not be able to close out the position it holds in the futures contract, subjecting the Fund to the risk of adverse price movements. The lack of a secondary market may occur due to triggering of daily limits in price movement for futures contracts on certain exchanges. When a daily limit set by an exchange is met, the exchange does not permit additional trading on such day, potentially preventing the Fund from closing out the position it holds in any applicable future. If the Fund cannot close out a position on a futures contract, it would continue to be required to make margin payments in cash. The index tracked by a futures contract may differ from and even have a negative correlation to the Fund’s Underlying Index, resulting in the returns from such a contract not matching the performance of the Underlying Index and the possible risk of loss. There also exists a risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position.
•	Swaps Risk. If the value of the specified security, index or other instrument tracked by a swap moves against the position held by the Fund, the Fund may be required to pay the dollar value of the decrease in value (or increase in value, for an inverse swap) to the counterparty. To the extent that the Fund utilizes total return swaps, such instruments will be considered illiquid by the Fund and the Fund will be required to segregate liquid assets under contractual obligations. Such segregation could limit the Fund’s investment flexibility or impact the Fund’s ability to meet current obligations, such as redemption requests from Authorized Participants.
•	Futures and Swaps Counterparty Risk. All counterparties are subject to pre-approval by the Board and the number of counterparties may vary over time. During periods of credit market turmoil or when the amount invested by the Fund in futures contracts or total return swaps is limited relative to the Fund’s total net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk and the Fund may be unable to enter into futures contracts or total return swaps on terms that make economic sense, potentially preventing the Fund from achieving its investment objective or requiring it to enter into other types of derivative transactions which feature greater cost or risks. Further, a decline in the creditworthiness of a counterparty may impair the value of that counterparty’s futures or swaps with the Fund, which could result in the loss of all value of the derivative.

Forward Foreign Currency Contracts Risk. The Fund may enter into forward foreign currency exchange contracts in order to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The Fund does not expect to engage in currency transactions for speculative purposes or for purposes of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency.

Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
Management Risk. The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result and to the extent the Fund utilizes a representative sampling strategy, the Fund is subject to the risk that the Advisor’s or the Sub-Advisor’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Shares are not Individually Redeemable
Shares may be redeemed by the Fund only in large blocks known as ‘‘Creation Units’’ which are expected to be worth in excess of one million dollars each. The Fund may not redeem Shares in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with the Fund. These entities are referred to as ‘‘Authorized Participants.’ ’ All other persons or entities transacting in Shares must do so in the Secondary Market.
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Continuous Offering
The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a ‘‘ distribution,’’ as such term is used in the Securities Act of 1933, as amended (the ‘‘Securities Act’’), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not ‘‘underwriters’’ but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the Fund’s prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
Creation and Redemption of Creation Units
The Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as ‘‘Creation Units.’’ For the Fund, a Creation Unit is comprised of 500,000 Shares. The number of Shares in a Creation Unit will not change, except in the event of a share split, reverse split or similar revaluation. The Fund may not issue fractional Creation Units.
To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a ‘‘ Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’) or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (‘‘ Participation Agreement’’). Because Creation Units cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market.
Shares are listed on the NYSE Arca and are publicly traded. Retail investors may purchase or sell Shares in the Secondary Market (not from the Fund) through a broker or dealer. For information about acquiring or selling Shares in the Secondary Market, please contact your broker or dealer or financial advisor.
When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
The creation and redemption processes set forth below are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.
Buying and Selling Shares in the Secondary Market
Most investors will buy and sell Shares of the Fund in Secondary Market transactions through broker-dealers. Shares of the Fund are listed for trading in the Secondary Market on the NYSE Arca and may also trade on other exchanges or in the over-the-counter market.
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Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in ‘‘round lots’’ of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller ‘‘odd lots.’’ When buying or selling Shares through a broker, you will likely incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.
Share prices are reported in U.S. dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer or financial advisor.
The exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is the NYSE Arca.
The Fund’s Shares trade under the trading symbol ‘‘NKY’’ (Cusip No. 74016W106).
Section 12(d)(1) of the Investment Company Act of 1940, as amended (‘‘1940 Act’’), restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a written agreement with the Trust.
Book Entry
Shares of the Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee, is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.
These procedures are the same as those that apply to any securities that you hold in book entry or ‘‘street name’’ form for any publicly-traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC Participant. This gives the DTC Participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the Shares, and, in turn, the DTC Participant is obligated to follow the voting instructions you provide.
Management
The Board of Trustees of the Trust is responsible for the general oversight of the management of the Fund, including general supervision of the Advisor, Sub-Advisor and other service providers, but it is not involved in the day-to-day management of the Trust. The Board of Trustees appoints officers who are responsible for the day-to-day operations of the Fund. A list of the Trustees and Trust Officers, and their present and principal occupations is provided in the Fund’s SAI.
Investment Advisor
The Advisor is a Delaware limited liability company formed on May 14, 2010 that is a wholly-owned indirect subsidiary of Precidian Investments LLC. The Advisor has been registered as an investment adviser with the SEC since April 8, 2011 and maintains its principal office at 350 Main St., Suite 9, Bedminster, New Jersey 07921. The Advisor does not manage any other investment companies, does not provide investment advice to any other clients and has limited experience as an investment advisor.
The Advisor serves as advisor to the Fund pursuant to an Investment Advisory Agreement (‘‘Advisory Agreement’’). Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust. The Advisor has arranged for sub-advisory, distribution, custody, fund administration, transfer agency and all other services necessary for the Fund to operate. The Advisor has delegated to the Sub-Advisor authority to determine what investments should be purchased and sold, and to place orders for all such purchases and sales, on behalf of the Fund.
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As compensation for its services and its assumption of certain expenses, the Fund pays the Advisor a management fee equal to a percentage of the Fund’s average daily net assets that accrues daily and is paid monthly, as follows:
Fund Name	Management Fee
MAXIS® Nikkei 225 Index Fund	0.50%
The Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.
The Advisory Agreement was initially approved for a two-year term by the Independent Trustees of the Trust at its organizational meeting. The basis for the Trustees’ initial approval of the Advisory Agreement and the sub-advisory agreement with the Sub-Advisor (the ‘‘Sub-Advisory Agreement’’) is available in the Trust’s Semi-Annual Report to Shareholders for the period ended September 30, 2011. The Advisory Agreement was approved by the Independent Trustees on May 21, 2013, with the basis for this approval to be disclosed in the Trust’s Semi-Annual Report for the period ended September 30, 2013.
Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits ‘‘Total Annual Fund Operating Expenses’’ (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than the below listed operating expense limit of the average daily net assets for the Fund through July 30, 2014.
Fund Name	Operating Expense Limit
MAXIS® Nikkei 225 Index Fund	0.50%
The Advisor currently expects that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board. The Fund may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund as set forth in the Expense Limitation Agreement. The terms of the Expense Limitation Agreement may be revised upon renewal. The Advisor is permitted to recoup from the Fund previously waived fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed as long as such recoupment does not cause Fund operating expenses to exceed the then applicable operating expense limit.
Other Expenses. Under the Advisory Agreement, the Advisor has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) interest and tax expenses; (iii) dividend or distribution expenses; (iv) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (v) compensation and expenses of each Trustee who is not an interested person of the Trust (each an ‘‘Independent Trustee’’); (vi) compensation and expenses of counsel to the Independent Trustees; (vii) distribution fees and expenses, if any, paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) extraordinary expenses, as determined under generally accepted accounting principles; and (ix) the advisory fee payable to the Advisor.
Fund Name	Other Expenses
MAXIS® Nikkei 225 Index Fund	0.03%
The Advisor and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund also may invest. The Advisor does not use inside information in making investment decisions on behalf of the Fund.
The Sub-Advisor
Northern Trust Investments, Inc. (‘‘NTI’’) serves as sub-advisor (the ‘‘Sub-Advisor’’) to the Fund. NTI, located at 50 South LaSalle Street, Chicago, IL 60603, an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of March 31, 2013, Northern Trust Corporation, through its subsidiaries, had assets under custody of $5.0 trillion and assets under investment management of $810.2 billion.
The Sub-Advisor is responsible for managing the investment operations and the composition of the Fund, including the purchase, retention and disposition of the investments, securities and cash contained in the Fund, in accordance with the Fund’s investment
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objective and strategies as stated in the Trust’s Prospectuses and SAI, as from time to time in effect. In connection with these responsibilities and duties, the Sub-Advisor is responsible for providing supervision of the Fund’s investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund’s assets. The Sub-Advisor is responsible for the proxy voting of the Fund’s portfolio securities under the Trust’s proxy voting policies and procedures. The Sub-Advisor also is responsible for furnishing the Advisor or the Trust with statistical information in respect of the investments that the Fund may hold or contemplate purchasing, as the Advisor or the Trust may reasonably request. The Sub-Advisor, on its own initiative, apprises the Trust of important developments materially affecting the Fund and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. The Sub-Advisor also has responsibility for implementing all purchases and sales of investments for the Fund it advises in a manner consistent with its policies.
As compensation for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, the Advisor shall pay the Sub-Advisor within 10 business days of the last business day of each month as follows:
(a)	0.004167% multiplied by: (i) the value of the average daily net assets of the Fund during the then prior month; or (ii) $1 billion, whichever is less, plus
(b)	0.003333% multiplied by the excess of the average daily net assets of the Fund during the then prior month above $1 billion (if any);
provided, however, that: (x) the minimum monthly fee that is to be paid by the Advisor to the Sub-Advisor is not to be less than $14,583; and (y) any fees due under the Sub-Advisory Agreement with respect to partial months shall be pro-rated using the ratio of: (i) the actual number of business days on which sub-advisory services were provided during such partial month over; (ii) the total number of business days for such month.
Portfolio Management
The Sub-Advisor acts as portfolio manager for the Fund pursuant to the Sub-Advisory Agreement. The Sub-Advisor supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. The Sub-Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as it deems appropriate in the pursuit of the Fund’s investment objective.
Portfolio Managers
The individual Portfolio Managers responsible for the day-to-day management of the portfolio of the Fund operate as a team and are:
Chad M. Rakvin is Director of Global Equity Index Management of the Sub-Advisor. Mr. Rakvin is responsible for both domestic and international equity index management. Prior to joining NTI in 2004, Mr. Ravkin was a principal with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. He has over 15 years of investment management experience, is a CFA charterholder and a member of the CFA Institute.
Shaun Murphy is Vice President of International Equities of the Sub-Advisor. Mr. Murphy leads NTI’s international index team, which is responsible for the management and trading of global stock, bond and currency overlay portfolios. Mr. Murphy has been a portfolio manager and trader of global index funds since 1999. He was previously a Portfolio Manager at State Street Global Advisors in London. He is a CFA charter holder and a member of the CFA Institute.
Jordan Dekhayser is a Vice President and Portfolio Manager of the Sub-Advisor. Mr. Dekhayser has been with the Sub-Advisor since 2008 and is responsible for managing various international index equity portfolios. During 2008 and 2009, Mr. Dekhayser managed several international equity ETFs. Prior to joining NTI, he worked at Deutsche Bank from 2003 to 2008 as a sales-trader for the Global Equity Portfolio Trading team where he provided sales coverage for U.S. institutional clients trading abroad. Mr. Dekhayser is a CFA charter holder and a member of the CFA Institute.
More Information
For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
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Other Service Providers
Index Provider
The Underlying Index is sponsored by Nikkei Inc. (the ‘‘Index Provider’’) which is independent of the Fund and the Advisor and the Sub-Advisor. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Nikkei Inc. is a leading media provider for business in Japan, which publishes five newspapers and operates online news sites. It consistently provides high-quality information on business and the economy.
Fund Administrator, Custodian, Accounting and Transfer Agent
JPMorgan Chase Bank, N.A. (‘‘JPMCB’’) serves as administrator, custodian, transfer agent, index receipt agent and dividend disbursing agent of the Trust and the Fund. JPMCB is located at One Chase Manhattan Plaza, New York, New York 10005.
Pursuant to the Fund Servicing Agreement with the Trust, JPMCB provides administrative, regulatory, tax, financial reporting and fund accounting services for the maintenance and operation of the Trust and the Fund. In addition, JPMCB makes office space, equipment, personnel and facilities available to provide such services.
Pursuant to the Global Custody Agreement with the Trust, JPMCB maintains cash, securities and other assets of the Trust and the Fund in separate accounts, keeps all required books and records and provides other necessary services. JPMCB is required, upon the order of the Trust, to deliver securities held by JPMCB and to make payments for securities purchased by the Fund.
Pursuant to the Agency Services Agreement with the Trust, JPMCB acts as transfer agent and index receipt agent for the Fund’s authorized and issued Shares of beneficial interest and as dividend disbursing agent of the Trust.
Distributor
Foreside Fund Services, LLC (‘‘Foreside’’), a Delaware limited liability company, serves as the distributor (‘‘Distributor’’) of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 3 Canal Plaza, Suite 100, Portland, Maine 04101.
Securities Lending Agent
The Fund may lend Portfolio Securities to certain creditworthy borrowers under certain conditions described in the SAI, and will receive collateral for each loaned security which is marked to market each trading day. Engaging in loans of its Portfolio Securities enables the Fund to receive a portion of the income generated by the lending of such securities and then investing in the collateral until the loan is terminated. Such loans may be terminated at any time by the Fund. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. JPMCB acts as Securities Lending Agent for the Fund subject to the supervision of the Advisor. For this service, JPMCB receives a fee to cover the custodial, administrative and related costs of securities lending.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for the Trust.
Legal Counsel
Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022, serves as counsel to the Trust.
Other Service Providers
Foreside Compliance Services, LLC (‘‘FCS’’), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer to the Fund. Foreside Management Services, LLC (‘‘ FMS’’), an affiliate of the Distributor, provides a Principal Financial Officer to the Fund.
The Distributor, FCS and FMS are not affiliated with the Advisor, Sub-Advisor or JPMCB or their affiliates.
Frequent Trading
The Trust’s Board of Trustees has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders (‘‘market timing’’). In determining not to adopt market timing policies and procedures, the Board noted
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that the Fund is expected to be attractive to active institutional and retail investors interested in buying and selling Fund Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s Shares occurs on the Secondary Market. Because Secondary Market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.
The Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.
Service and Distribution Plan
The Board of Trustees of the Trust has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to July 30, 2014. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time they will increase the cost of your investment and they may cost you more than certain other types of sales charges.
The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.
Determination of Net Asset Value (NAV)
The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding, based on prices of the Fund’s Portfolio Securities at the time of closing, provided that: (a) any assets or liabilities denominated in currencies other than the U.S. Dollar shall be translated into U.S. Dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.
The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating NAV, the Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable or do not reflect material events occurring between the close of local markets and the time of valuation, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including ‘‘restricted’’ securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before the Fund’s NAV is calculated. In particular the Fund will hold securities traded on the Tokyo Stock Exchange that may be fair valued from time to time since that exchange closes before the Fund’s NAV is calculated.
The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies and limitations.
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Valuing the Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the Fund’s Indicative Intra-Day Value (‘‘IIV’’), which could result in the market prices for Shares deviating from NAV.
The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. New York time).
Dividends, Distributions and Taxes
Net Investment Income and Capital Gains
As the Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as ‘‘distributions.’’
The Fund typically earns income from stock dividends. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as ‘‘capital gain distributions.’’
Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code (‘‘Code’’). In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.
The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (‘‘RIC’’) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on Shares of the Fund are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.
Federal Income Taxes
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential US federal income tax considerations possibly applicable to an investment in Shares of the Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.
The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the ‘‘IRS’’) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Tax Treatment of the Fund
The Fund intends to qualify and elect to be treated as a separate ‘‘regulated investment company’’ under the Code. To qualify and maintain its tax status as a regulated investment company, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least 90% of its ‘‘investment company taxable income’’ (which includes dividends, interest and net short-term capital gains).
As a regulated investment company, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If the Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate level income tax in that year
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on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the ‘‘wash sale’’ rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to make distributions necessary to avoid the 4% excise tax.
Tax Treatment of Fund Shareholders
Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.
Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.
The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a ‘‘deemed distribution.’’ In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.
Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates.
In addition, if applicable to a Fund shareholder, recent legislation imposes a new 3.8 percent Medicare contribution tax on net investment income. Please consult your tax advisor regarding this tax.
Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).
Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.
Creation Unit Issues and Redemptions. On an issue of Shares of the Fund as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between: (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue); and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between: (i) the fair market value (at redemption) of the
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securities received (plus any cash received by the Authorized Participant as part of the redemption); and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the ‘‘wash sale’’ rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.
In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.
Back-Up Withholding. The Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (‘‘backup withholding’’) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.
Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years that begin on or before December 31, 2013, interest related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.
Recently enacted legislation, will subject foreign shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from the Fund) beginning in 2014, and gross proceeds from the sale of U.S. stocks and securities (including the sale of Fund Shares) beginning in 2017, unless they comply with certainly newly-enacted reporting requirements. Complying with such requirements will require the shareholder, to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the IRS to provide it with certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.
To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.
For a more detailed tax discussion regarding an investment in the Fund, and for special tax treatment on the sale and distribution by certain funds, please see the section of the SAI entitled ‘‘Federal Income Taxes.’’
Transaction Fees
Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fee is $4,000. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Authorized Participants who place creation orders through DTC for cash (when cash creations are available or specified) will also be responsible for the brokerage and other transaction costs of the Fund relating to the cash portion of such creation order. In addition, purchasers of Shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of Shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.
Code of Ethics
The Trust, the Advisor, and the Sub-Advisor, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to prevent affiliated persons of the Trust, the Advisor, and the Sub-Advisor from engaging in deceptive, manipulative or fraudulent
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activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.
Fund Website and Disclosure of Portfolio Holdings
The Advisor maintains a website for the Fund at www.precidianfunds.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (1) the prior Business Day’s NAV; (2) the market closing price or the reported mid point of the bid-ask spread at the time of NAV calculation (‘‘Bid-Ask Price’’); and (3) a calculation of the premium or discount of the market closing price or the Bid-Ask Price against such NAV. In addition, on each Business Day, before the commencement of trading in Shares on the NYSE Arca, the Fund will disclose on its website (www.precidianfunds.com) the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.
Disclaimers and Other Information
The Fund is not sponsored, endorsed, sold or promoted by Nikkei Inc. Nikkei Inc. makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objectives. The Advisor is licensing, and then sub-licensing to the Trust, certain trademarks and trade names of Nikkei Inc. and of the Underlying Index, which is determined, composed and calculated by Nikkei Inc. without regard to the Fund. Nikkei Inc. has no obligation or liability in connection with the administration, marketing or trading of the Fund.
Nikkei Stock Average (the ‘‘NSA’’) is copyrighted material calculated in a methodology independently developed and created by Nikkei Inc., and Nikkei Inc. is the sole exclusive owner of the copyright and other intellectual property rights in the NSA itself and the methodology to calculate the NSA. All intellectual properties and any other rights in the marks indicating Nikkei and the NSA belong to Nikkei Inc. The Fund is managed and operated exclusively by the Advisor. Nikkei Inc. assumes no obligation or responsibility for the management, operation and transactions of the Fund. Nikkei Inc. is not obligated to continuously announce the NSA and is not liable for any error, delay, interruption, suspension or cessation of announcement thereof. Nikkei Inc. has the right to change the component stocks included in the NSA, the calculation methodology of the NSA or any other details of the NSA and has the right to suspend or cease the announcement of the NSA without owning any liability to any other third party.
Precidian Funds LLC does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Precidian Funds LLC shall have no liability for any errors, omissions or interruptions therein. Precidian Funds LLC makes no warranty, express or implied, to the owners of Shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Precidian Funds LLC makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, with respect to the Underlying Index in no event shall Precidian Funds LLC have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
The Trust was organized as a Delaware statutory trust on August 27, 2010. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization.
For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.
PrecidianSM is a service mark of Precidian Funds LLC.
Nikkei® is a registered trademark of Nikkei Inc. Nikkei Stock AverageSM and the Nikkei 225SM are service marks of Nikkei Inc.

MAXIS® is a registered trademark of Mitsubishi UFJ Asset Management Co., Ltd.

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Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance from commencement of operations through March 31, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements for the period ended March 31, 2013, is included in the annual report of the Fund and is available upon request.
	MAXIS® Nikkei 225 Index Fund
	Year-Ended March 31, 2013	July 8, 2011* through March 31, 2012
PER SHARE OPERATING PERFORMANCE (for a share outstanding throughout the period):
Net asset value, beginning of period	$14.67	$15.00
Investment Operations:
Net investment income(a)	0.22	0.24
Net realized and unrealized gain (loss) on investments	1.14	(0.48)(b)
Total investment operations	1.36	(0.24)
Distributions:
Net investment income	(0.23)	(0.09)
Total distibutions	(0.23)	(0.09)
Net asset value, end of period	$15.80	$14.67
Market value, end of period	$15.80(i)	$14.76
Total Return:
Net asset value(c)	9.53%	(1.55)%(d)
Market value(e)	8.85%(i)	(0.97)%(d)
Ratios and Supplemental Data:
Ratio of expenses to average net assets	0.53%	0.53%(f)
Ratio of expenses to average net assets, net of reimbursement	0.50%	0.50%(f)
Ratio of net investment income to average net assets	1.58%	2.37%(f)
Net assets, end of period (in thousands)	$229,199	$198,131
Portfolio turnover rate(g)	—(h)	—(d)(h)
*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily share method.
(b)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Not annualized for periods less than one year.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the official midpoint bid/ask from the NYSE Arca. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listed market.
(f)	Annualized for periods less than one year.
(g)	In-kind transactions are not included in portfolio turnover calculations.
(h)	Less than 0.5%.
(i)	The market value return is for the period April 1, 2012 through March 28, 2013. The market price is from March 28, 2013. March 28, 2013 was the last day of NYSE Arca trading for the Fund’s fiscal year. The NYSE Arca is the principal exchange on which the Fund’s shares trade.
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Privacy Policy
Precidian ETFs Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.
The Trust may collect non-public personal information from various sources. The Trust uses such information provided by you or your representative to process transactions, to respond to inquiries from you, to deliver reports, products, and services, and to fulfill legal and regulatory requirements.
We do not disclose any non-public personal information about our customers to anyone unless permitted by law or approved by the customer. We may share this information within the Trust’s family of companies in the course of providing services and products to best meet your investing needs. We may share information with certain third parties who are not affiliated with the Trust to perform marketing services, to process or service a transaction at your request or as permitted by law. For example, sharing information with companies that maintain or service customer accounts for the Trust is essential. We may also share information with companies that perform administrative or marketing services for the Trust, including research firms. When we enter into such a relationship, we restrict the companies’ use of our customers’ information and prohibit them from sharing it or using it for any purposes other than those for which they were hired.
We maintain physical, electronic, and procedural safeguards to protect your personal information. Within the Trust, we restrict access to personal information to those employees who require access to that information in order to provide products or services to our customers such as handling inquiries. Our employment policies restrict the use of customer information and require that it be held in strict confidence.
We will adhere to the policies and practices described in this notice for both current and former customers of the Trust.
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Precidian ETFs Trust
FOR MORE INFORMATION
If you would like more information about the Trust, the Fund and the Shares, the following documents are available free upon request:
Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Annual Report for the period ended March 31, 2013 is available to shareholders free of charge.
Statement of Additional Information
Additional information about the Fund and their policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Fund’s annual and semi-annual reports (when available) and the SAI are available free of charge upon request by calling Precidian Funds LLC at 1-855-621-0930. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.precidianfunds.com.
To obtain other information and for shareholder inquiries:
By telephone:	1-855-621-0930

By mail:	Precidian ETFs Trust
c/o Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

On the Internet:	SEC Edgar database: www.sec.gov; or
The Trust: www.precidianfunds.com
You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.
The Fund’s investment company registration number is 811-22524.
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Statement of Additional Information
Precidian Etfs Trust
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with and is incorporated by reference into the prospectus dated July 29, 2013 (“Prospectus”) for the Precidian ETFs Trust (“Trust”), relating to the fund (“Fund”) set forth in the table below, as it may be revised from time to time.
A copy of the Prospectus relating to the Fund and, when available, the Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, by calling 1-855-621-0930, or by visiting the Trust’s website at www.precidianfunds.com.
Fund Name	Ticker Symbol	CUSIP	Exchange
MAXIS® Nikkei 225 Index Fund	NKY	74016W106	NYSE Arca
Capitalized terms used but not defined herein have the same meaning as in the Prospectus, unless otherwise noted.
Dated July 29, 2013

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.
The information contained herein regarding the index underlying the Fund (“Underlying Index”) and the Index Provider was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources. The Underlying Index is the Nikkei Stock Average, commonly called the “Nikkei 225” and the Index Provider is Nikkei Inc.
SHARES OF THE TRUST ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NIKKEI INC. NIKKEI INC. MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF TRADING IN THE PRODUCT(S). NIKKEI INC. HAS NO OBLIGATION TO TAKE THE NEEDS OF NIKKEI INC. (IN ITS CAPACITY AS LICENSEE OF THE UNDERLYING INDEX, THE “LICENSEE”) OR THE OWNERS OF THE SHARES OF THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. NIKKEI INC. IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE TRUST TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE TRUST ARE TO BE CONVERTED INTO CASH. NIKKEI INC. HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE TRUST.
NIKKEI INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND NIKKEI INC. SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NIKKEI INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. NIKKEI INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NIKKEI INC. HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN NIKKEI INC. AND THE LICENSEE.
PrecidianSM is a service mark of Precidian Funds LLC.
Nikkei® is a registered trademark of Nikkei Inc. Nikkei Stock AverageSM and the Nikkei 225SM are service marks of Nikkei Inc.
MAXIS® is a registered trademark of Mitsubishi UFJ Asset Management Co., Ltd.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND
The Trust was organized as a Delaware statutory trust on August 27, 2010 as NEXT ETFs Trust and is authorized to have multiple segregated series or portfolios. The name of the Trust was changed on May 16, 2011 to Precidian ETFs Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of one diversified investment portfolio. This SAI addresses the following investment portfolio of the Trust: MAXIS® Nikkei 225 Index Fund (“Fund”).
Other portfolios may be added to the Trust in the future. The shares of the Fund are referred to herein as “Fund Shares” or “Shares.”
The Fund is managed by Precidian Funds LLC (“Advisor”). The Advisor has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since April 8, 2011.
The Fund offers and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for a basket of equity securities included in the relevant Underlying Indexes (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Fund Shares trade on the NYSE Arca, Inc. (the “Exchange” ) at market prices that may be below, at, or above NAV. Shares are redeemable only in Creation Units and, generally, in exchange for Deposit Securities and a Cash Component.
The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115%, which the Advisor may change from time to time, of the market value of the missing Deposit Securities. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
EXCHANGE LISTING AND TRADING
Shares of the Fund are listed for trading and trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further trading on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of such Fund.
The Fund’s continued listing on the Exchange or another stock exchange or market system is a condition of the exemptive relief the Fund obtained from the SEC to operate as exchange-traded funds (“ETFs”). The Fund’s failure to be so listed would result in the termination of the Fund.
As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVES AND POLICIES
Investment Objectives
The investment objective of the Fund is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Nikkei 225 Index created by Nikkei Inc. (the “ Index Provider”). There can be no assurance that the Fund’s objective will be achieved.
All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.
The Fund’s share prices will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.
The Index Provider uses a proprietary rules-based methodology (“Index Methodology”) to construct and maintain the Underlying Index of the Fund. The Underlying Index to the Fund and the Index Methodology for the Underlying Index, including a list of the component securities of the Underlying Index, can be found on the Trust’s website at www.precidianfunds.com.
Investment Restrictions
The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (“Board”) as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of: (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Shares of the Fund.
For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund, except that percentage limitations with respect to the borrowing of money will be subject to continuous compliance.
As a matter of fundamental policy, the Fund (except as to any specific Fund otherwise noted below) may not:
A.	Invest 25% of its total assets in the securities of issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities). Nonetheless, to the extent the Fund’s Underlying Index is concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Underlying Index Components (as defined below) to track its Underlying Index.
B.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.
C.	Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities as permitted by applicable law.
D.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
E.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and other companies that are engaged primarily in real estate-related businesses and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.
F.	Invest in commodities or currencies, except that the Fund may invest in: (a) publicly traded commodity pools or (b) financial instruments (such as structured notes, swaps, futures contracts, forward contracts, and options on such contracts) (i) on commodities or currencies; (ii) that represent indices of commodity or currency prices; (iii) that reflect the return of such indices; or (iv) that are securities or other instruments backed by commodities.
G.	Issue senior securities to the extent such issuance would violate applicable law.

As a “ diversified fund,” the Fund is limited by the 1940 Act with respect to 75% of the its total assets such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund’s total assets may be invested in any manner.
As long as the aforementioned investment restrictions are complied with, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or funds that invest exclusively in money market instruments (subject to applicable limits under the 1940 Act, or exemptions therefrom) convertible securities, structured notes (notes on which the principal repayment and interest payments are based on the movement of one or more factors, such as the movement of a particular stock or stock index), and/or stock index futures contracts, options on such futures contracts, swap agreements, forward contracts, reverse repurchase agreements, stock options and stock index options (collectively, “Financial Instruments”). Financial instruments may be used by the Fund in seeking performance that corresponds to the Underlying Index and in managing cash flows. The Fund will not directly employ leverage in its investment strategies. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.
INVESTMENT STRATEGIES AND RISKS
A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Risks of Investing in the Fund,” “Additional Description of the Principal Risks of the Fund” and “Additional Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.
General
Investment in the Fund should be made with an understanding that the value of the portfolio of securities held by such Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.
The Fund is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from its respective Underlying Index.
An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is also possible that for short periods of time, the Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities. It is also possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio securities in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended, (“Code”).
The Fund seeks to track the Underlying Index, which in turn seeks to track the overall performance of the publicly traded companies comprising the Nikkei 225, in such weighting as appear in the Nikkei 225. Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes will be invested in its Underlying Index Components. In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, there may be instances in which the Advisor may choose to purchase (or sell) securities not in the Underlying Index which the Advisor believes are appropriate to substitute for one or more Underlying Index Components in seeking to replicate, before fees and expenses, the performance of the Underlying Index.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the Code and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that it will meet their investment objective.
Tracking Error Risk
The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund fees and expenses, which the Underlying Index does not incur.

The Fund is expected to fair value the foreign securities it holds. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing price on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. To the extent that the value of assets denominated in foreign currencies is converted into U.S. Dollars using exchange rates selected by the Advisor or the Sub-Advisor that differ from the exchange rates selected by the index provider for use in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely impacted. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index due to restrictions or limitations imposed by or a lack of liquidity in certain countries and stock exchanges in which such securities trade or may be delayed in purchasing or selling securities included in the Underlying Index. In addition, if the Fund utilizes depositary receipts and/or derivative instruments, its return may not correlate as well with the Underlying Index as would be the case if the Fund purchased all the securities in the Underlying Index directly.
Common Stock
The Fund invests in common stock. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Non-U.S. Securities
The Fund intends to gain exposure to publicly-traded common stocks of Japanese issuers. To the extent the Fund gains exposure to stocks or other investments of non-U.S. issuers, the Fund’s investment in such stocks may be in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “DRs”). DRs are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For American DRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of DRs, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. DRs are not necessarily denominated in the same currency as their underlying securities. Generally, American DRs, issued in registered form, are designed for use in the U.S. securities markets, and European DRs, issued in bearer form, are designed for use in European securities markets. Global DRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
The Fund will not invest in any unlisted DR or any DR that the Advisor or Sub-Advisor deems illiquid at the time of purchase or for which pricing information is not readily available. In general, DRs must be sponsored, but the Fund may invest in unsponsored DRs under certain limited circumstances. The issuers of unsponsored DRs are not obligated to disclose material information in the U.S. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the DRs.
Investing in the securities or other investments of Japanese issuers involves special risks and considerations not typically associated with investing in U.S. issuers. The risks of investing in the Japanese market include risks of natural disasters, lack of natural resources, reliance on trading partners (including the U.S. and Asian and European economies), national security, unpredictable political climate, large government debt, currency fluctuation and an aging labor force. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Lending Portfolio Securities
The Fund may lend portfolio securities constituting up to 33 1∕3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund’s collateral account cash, U.S. government securities, eligible foreign government securities or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.
The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.
The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board. To the extent that the Fund engages in securities lending,

JPMorgan Chase Bank, N.A. (“ JPMCB”) acts as securities lending agent for the Fund. JPMCB receives a portion of the revenues generated by securities lending activities as compensation for its services.
Repurchase Agreements
The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by JPMCB. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.
Repurchase agreements pose certain risks for a fund that utilizes them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Advisor or Sub-Advisor believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.
Money Market Instruments
The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis rather than in Underlying Index Components, when it would be more efficient or less expensive for the Fund to do so, or as cover for Financial Instruments, for liquidity purposes, or to earn interest. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Advisor; (4) repurchase agreements; and (5) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Futures Contracts and Options
The Fund may enter into futures contracts and options. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts, and options on futures contracts based on other indexes or combinations of indexes that the Advisor or Sub-Advisor believes to be representative of the Underlying Index.
Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.
Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.
The Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Underlying Index. To the extent liquid futures contracts are not available for the Underlying Index, the Advisor or Sub-Advisor may seek to utilize other instruments that it believes to be correlated to the Underlying Index components or a subset of the components.
Restrictions on the Use of Futures and Options
Except as otherwise specified in the Fund’s Prospectus or this SAI, there are no limitations on the extent to which the Fund may engage in transactions involving futures and options thereon. The Fund will take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, as part of a complex stock replication strategy the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).
Risks of Futures and Options Transactions
Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell its portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
The Fund will seek to minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.
Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to the Fund’s respective Underlying Index if the index underlying the futures contracts differs from the Fund’s Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
Total Return Swaps
Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty.
The Fund may use total return swaps to replicate an Underlying Index Component’s performance. These total return swaps would reference the performance of a security that is an Underlying Index Component.
Total return swaps are considered illiquid by the Fund. Consequently, the Fund will segregate liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. This segregation of assets may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
Futures and Swap Counterparties
All counterparties are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential futures contract or swap counterparty. In addition, the Advisor or Sub-Advisor will monitor and manage the counterparty risk posed by the counterparties and take actions as necessary to decrease counterparty risk to the Fund by, among other things, reducing futures contract and swap exposures to certain counterparties and/or seeking alternate or additional counterparties.
The number of counterparties may vary over time. During periods of credit market turmoil or when the aggregate futures contract or swap notional amount needed by the Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk. Moreover, the Fund may be unable to enter into any futures contract or total return swap on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into either futures contracts or total return swaps, it may not be able to meet its investment objective. If the Fund is unable to enter into either futures contracts or total return swaps, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Underlying Index Component performance of these other derivatives may adversely affect the Fund’s ability to meet its investment objective.
Borrowing Money
The Fund may, as a non-principal investment strategy, borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged, and, at such times, the Fund may appreciate or depreciate in value more rapidly than its Underlying Index.
Securities of Investment Companies
The Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by or otherwise affiliated with the Advisor or the Sub-Advisor, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees that would be in addition to those incurred by the Fund.
Illiquid Securities
The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. This percentage limitation will be subject to continuous compliance.

Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency exchange contracts in order to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The Fund does not expect to engage in currency transactions for speculative purposes or for purposes of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency.
Forward foreign currency contracts are privately negotiated transactions, and may have substantial price volatility. As a result, these transactions offer less protection against default by the counterparty than is available for instruments traded on an exchange. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets may experience periods of liquidity.
Future Developments
The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.
Portfolio Turnover
The Fund’s portfolio turnover may vary from year to year, as well as within a year. The overall reasonableness of brokerage commissions is evaluated by the Advisor or the Sub-Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. In-kind subscriptions and redemptions are not included in the portfolio turnover calculations. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year. ETFs, such as the Fund, may incur very low levels of portfolio turnover (or none at all in accordance with the SEC methodology described above) because of the way in which they operate and the way shares are created in creation units. However, a low or zero Portfolio Turnover Rate should not be assumed to be indicative of the amount of gains that the Fund may or may not distribute to shareholders, as the instruments excluded from the calculation described above may have generated taxable gains upon their sale or maturity.
For the fiscal year ended March 31, 2013, the annual portfolio turnover rate for the Fund was less than 0.5%. For the period July 8, 2011 through March 31, 2012, the portfolio turnover rate for the Fund was less than 0.5%.
Dividend Risk
There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust has adopted a Portfolio Holdings Policy (“Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund, including the Advisor and the Sub-Advisor. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.
As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Fund, regulations of the Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. This information is used in connection with the Creation and Redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third party service providers.
The Fund will disclose on the Fund’s website (www.precidianfunds.com) at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its net asset value (“NAV”) on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund’s portfolio holdings is permitted to personnel of the Advisor, the relevant Sub-Advisor, the Distributor and the Fund’s administrator, custodian and accountant and other agents or service providers of the trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund Chief Compliance Officer may authorize disclosure of portfolio holdings.
The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.
No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Trust’s Board reviews the implementation of the Policy on a periodic basis.
CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEX
The Nikkei 225, which is published by Nikkei Inc., measures the performance of 225 highly liquid stocks traded on the first section of the Tokyo Stock Exchange. The components of the Underlying Index are given an equal weighting based on a par value of 50 Japanese Yen per share, whereby the prices of stocks with other par values are adjusted to also reflect a par value of 50 Japanese Yen per share.
Component Selection Criteria
The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing, and adjustments for corporate actions. To be eligible for inclusion in the Underlying Indexes, a stock must be listed on the Tokyo Stock Exchange, be domiciled in Japan and have sufficient historical fundamental data available so that Nikkei Inc. can classify investment style.
Issue Changes
Securities are added or deleted from the Index based on rules outlined for security selection, exclusion, rebalancing, and adjustments for corporate actions as set forth in the Underlying Index’s rulebook. Nikkei Inc. makes no subjective determinations related to index composition.
Index Maintenance
The Underlying Index is reconstituted annually. If the designated date for reconstitution is a holiday, reconstitution occurs on the immediately following business day. Reconstitution is carried out after the day’s closing index values have been determined.
Index Availability
The Underlying Index is calculated continuously and is available from major data vendors.
MANAGEMENT
Board of Trustees and Officers
The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is currently comprised of three Trustees. One Trustee is an employee of the Advisor. This Trustee is an “Interested Person” (as defined under Section 2(a)(19) of the 1940 Act) of the Trust (“Interested Trustee”). Two of the Trustees and their immediate family members have no affiliation or business connection with the Advisor, the Sub-Advisor or the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Advisor, the Sub-Advisor or the Fund’s principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”
The name, year of birth and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
John V. Sinon, 1964	Trustee	Since May 2011	President, The Sinon Group LLC (2001 to present) (recruiting firm).	1	None
Geoffrey G. Clark, 1972	Trustee	Since May 2011	Managing Director (and Officer), Starr Principal Holdings, LLC (2012 to present) (a registered investment advisor); Managing Director, C.V. Starr & Co., Inc. (2007 to 2012) (a privately held company with a portfolio of global investments and financial services businesses).	1	Board of Directors, GRD Holdings (2013 to present)
Interested Trustees(3):
Mark S. Criscitello, 1961	Chairman & Trustee Chief Operating Officer Treasurer & Principal Financial Officer	Since August 2010 Since May 2011 From January 2011 to May 2011	Chief Financial Officer, Precidian Funds LLC (2011 to present); Chief Financial Officer, Precidian Investments LLC (2007 to present); Chief Operating Officer and Chief Financial Officer, Clearance and Execution Division, Bear Hunter (1999 to 2007).	1	None
Other Officers:
Daniel J. McCabe, 1963	President and Principal Executive Officer	Since January 2011	Chief Executive Officer, Precidian Funds LLC (2011 to present); Chief Executive Officer, Precidian Investments LLC (2007 to present).	N/A	N/A
J. Stuart Thomas, 1966	Secretary	Since January 2011	Secretary, Precidian Funds LLC (2011 to present); Principal, Precidian Investments LLC (2005 to present).	N/A	N/A
William Cox, 1966	Treasurer, Chief Financial Officer and Principal Financial Officer	Since May 2013	Director, Principal Financial Officer, Foreside Management Services LLC (May 2013 to present); Department Head Vice President, Fund Administration, State Street Corp. (1997 to 2012).(4)	N/A	N/A
Donna M. Rogers, 1966	Chief Compliance Officer	Since May 2011	Managing Director, Foreside Compliance Services, LLC (December 2010 to present); Senior Vice President, State Street Bank (formerly Investors Bank & Trust Company) (September 2004 to December 2010)(4)	N/A	N/A

(1) The address of each Trustee or officer is c/o Precidian Funds LLC, 350 Main St., Suite 9, Bedminster, New Jersey 07921.
(2) Trustees and Officers serve until their successors are duly elected and qualified.
(3) Mark Criscitello is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.
(4) William Cox and Donna Rogers serve as officers to other unaffiliated mutual funds for which the Distributor (or its affiliates) act as Distributor or provider of other services.
Board — Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged the Advisor to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Advisor, the Sub-Advisor and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of three members, two of whom are Independent Trustees (defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed Mark Criscitello to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established a Nominating Committee, an Audit Committee and a Pricing and Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board and each standing Committee conduct annual assessments of their oversight function and structure. Although an interested trustee, Mr. Criscitello, has been appointed to serve as Chairman, the Board determined not to appoint a lead Independent Trustee. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board.
The Board held four regular meetings and one special meeting in the fiscal year ended March 31, 2013.
Standing Board Committees
The Board of Trustees has established three standing committees in connection with its governance of the Fund: the Audit, Nominating, and Pricing and Valuation Committees. The Audit Committee held one meeting in the fiscal year ended March 31, 2013. The Nominating and Pricing and Valuation Committees have not held any meetings. Each Trustee who is not an interested person (as defined in the 1940 Act) of the Trust (“Independent Trustee”) serves on the Audit Committee, the Nominating Committee and the Pricing and Valuation Committee of the Board.
The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (iv) act as a liaison between the Trust’s independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee. All of the Independent Trustees serve on the Trust’s Audit Committee. The Board has not designated an audit committee financial expert at this time because it believes that background and experience of both Audit Committee Members presently obviates the need for such designation.

The Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Precidian ETFs Trust Nominating Committee.
The Pricing and Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Pricing and Valuation Guidelines. The Independent Trustees serve on the Pricing and Valuation Committee along with the officers of the Advisor. The Pricing and Valuation Committee meets when needed.
Individual Trustee Qualifications
The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.
The Trust has concluded that each of Messrs. Sinon and Clark should serve as Trustees of the Fund because of their knowledge of and experience in the accounting and financial services industries.
The Trust has concluded that Mr. Criscitello should serve as Trustee of the Trust because of his knowledge of and experience in the financial services industry and the experience he has gained serving as a principal and executive officer of the Advisor.
Trustees’ Ownership of Fund Shares
Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2012.
Name of Trustee	Fund Name	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
John Sinon	MAXIS® Nikkei 225 Index Fund	None	None
Geoffrey Clark	MAXIS® Nikkei 225 Index Fund	None	None
Interested Trustee:
Mark Criscitello(2)	MAXIS® Nikkei 225 Index Fund	None	None

(1) “Family of Investment Companies” consists of all mutual funds and ETFs advised by the Advisor and its affiliate advisors.
(2) Mark Criscitello was deemed to beneficially own the securities indicated, as of December 31, 2012, through his control of Precidian Investments LLC, who was the registered owner of such securities and is the parent entity of the Advisor. As of the date of this Prospectus, Precidian Investments LLC was no longer the registered owner of such securities.

Board Compensation
Each Independent Trustee receives an annual retainer of $25,000. The following table sets forth certain information with respect to the estimated compensation of each Trustee for the fiscal year ending March 31, 2013:
Name of Person, Position	Aggregate Compensation From The Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees(1)
Independent Trustees:
John Sinon,Trustee	$25,000	N/A	N/A	$25,000
Geoffrey Clark, Trustee	$25,000	N/A	N/A	$25,000
Interested Trustee:
Mark Criscitello, Chairman and Trustee	None	None	None	None

(1) “Fund Complex” consists of all mutual funds and ETFs advised by the Advisor and its affiliate advisors.

CODE OF ETHICS
The Trust, the Advisor and the Sub-Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth officers, trustees’ and advisory personnel’s fiduciary responsibilities regarding the Fund, establishes procedures for personal investing, and restricts certain transactions. Persons subject to either the Trust’s, the Advisor’s or the Sub-Advisor’s code of ethics, including investment personnel, may invest in securities for their own investment accounts, including, subject to certain conditions, securities that may be purchased or held by the Fund. As the statutory underwriter for the Fund, the Distributor is not required under Rule 17j-1 of the 1940 Act to maintain a code of ethics since the Distributor and its directors, officers and employees are not affiliated with the Trust, the Advisor or the Sub-Advisor.
PROXY VOTING POLICIES AND PROCEDURES
The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with their proxy policies and procedures, a summary of which is included in Appendix A to this Statement of Additional Information. The Board will periodically review the Fund’s proxy voting record.
The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period of July 1st through June 30th and file it with the SEC no later than August 31st of each year. The Fund’s Form N-PX will be available at no charge upon request by calling 1-855-621-0930. It will also be available on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The Trustees and officers of the Trust collectively owned less than 1% of each of the Funds’ outstanding shares as of July 3, 2013.
Although the Trust does not have information concerning the beneficial ownership of Shares nominally held by Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding Shares of a Fund participants, as of July 3, 2013, are as follows:
Owner Name	Percentage Ownership
E*Trade Securities LLC	5.43%
Scottrade Inc.	5.59%
Oppenheimer & Co. Inc.	6.09%
TD Ameritrade Clearing, Inc.	6.30%
Pershing LLC	9.72%
National Financial Services LLC	14.73%
Charles Schwab & Co., Inc.	18.86%
MANAGEMENT SERVICES
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”
Investment Advisor
Precidian Funds LLC (“Advisor”), a Delaware limited liability company, serves as investment advisor to the Fund and has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Advisor (“Advisory Agreement”). The Advisor was organized in 2010 and is located at 350 Main Street, Suite 9, Bedminster, New Jersey 07921. Under the Advisory Agreement, the Advisor, subject to the supervision of the Board, provides an investment program for the Fund and is responsible for the retention of sub-advisors to manage the investment of the Fund’s assets in conformity with the stated investment policies of the Fund if the Advisor does not provide these services directly. The Advisor or a sub-advisor is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each of the Fund. The Advisor also arranges for the provision of distribution, transfer agency, custody, administration and all other services necessary for the Fund to operate.
In addition to providing advisory services, under the Advisory Agreement, the Advisor also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns; (b) the preparation and submission of reports to existing shareholders; (c) the periodic updating of prospectuses and statements of additional information; and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Other Expenses. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) interest and tax expenses; (iii) dividend or distribution expenses; (iv) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (v) compensation and expenses of each Independent Trustee; (vi) compensation and expenses of counsel to the Independent Trustees; (vii) distribution fees and expenses, if any, paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) extraordinary expenses, as determined under generally accepted accounting principles; and (ix) the advisory fee payable to the Advisor.
Term. The Advisory Agreement will remain in effect for an initial two-year term from commencement of operations and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by: (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust; and (ii) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.
The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Advisor or by the Advisor on 60 days’ written notice to the Trust.
Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than the below listed operating expense limit of the average daily net assets for the Fund through July 30, 2014.
Fund Name	Operating Expense Limit
MAXIS® Nikkei 225 Index Fund	0.50%
The Advisor currently expects that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board. The Fund may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund as set forth in the Expense Limitation Agreement. The terms of the Expense Limitation Agreement may be revised upon renewal. The Advisor is permitted to recoup from the Fund previously waived fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed as long as such recoupment does not cause Fund operating expenses to exceed the then applicable operating expense limit.
Compensation. Pursuant to the Advisory Agreement the Advisor is entitled to receive a fee, payable monthly, at the annual rate for each of the Fund based on a percentage of the Fund’s average daily net assets as follows:
Fund Name	Management Fee
MAXIS® Nikkei 225 Index Fund	0.50%
From time to time, the Advisor may waive all or a portion of its fees.
During the fiscal year ended March 31, 2013, the total investment advisory fees earned by the Advisor totaled $919,313. During the period July 8, 2011 to March 31, 2012, the total investment advisory fees earned by the Advisor totaled $543,101.
Sub-Advisor
Northern Trust Investments, Inc. (“NTI” or the “Sub-Advisor”), which is unaffiliated with the Advisor, is the investment sub-advisor to the Fund. NTI, located at 50 South LaSalle Street, Chicago, IL 60603, an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. As of March 31, 2013, Northern Trust Corporation, through its subsidiaries, had approximately $810.2 billion in assets under management. Pursuant to a sub-advisory agreement between NTI and the Advisor (the “Sub-Advisory Agreement”), NTI will manage the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Advisor.
During the fiscal year ended March 31, 2013, the Advisor paid to the Sub-Advisor $174,996. During the period July 8, 2011 to March 31, 2012, the Advisor paid to the Sub-Advisor $131,247.

Portfolio Managers
The Sub-Advisor acts as portfolio manager for the Fund pursuant to the Sub-Advisory Agreement. The Sub-Advisor will supervise and manage the investment portfolio of the Fund covered by their sub-advisory agreement and will direct the purchase and sale of such Fund’s investment securities. The Sub-Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.
The individual members of the team responsible for the day-to-day management of the portfolios of the Fund operate as a team and are:
Chad M. Rakvin is Director of Global Equity Index Management of the Sub-Advisor. Mr. Rakvin is responsible for both domestic and international equity index management. Prior to joining NTI in 2004, Mr. Ravkin was a principal with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. He has over 15 years of investment management experience, is a CFA charter holder and a member of the CFA Institute.
Shaun Murphy is Vice President of International Equities of the Sub-Advisor. Mr. Murphy leads NTI’s international index team, which is responsible for the management and trading of global stock, bond and currency overlay portfolios. Mr. Murphy has been a portfolio manager and trader of global index funds since 1999. He was previously a Portfolio Manager at State Street Global Advisors in London. He is a CFA charter holder and a member of the CFA Institute.
Jordan Dekhayser is a Vice President and Portfolio Manager of the Sub-Advisor. Mr. Dekhayser has been with the Sub-Advisor since 2008 and is responsible for managing various international index equity portfolios. During 2008 and 2009, Mr. Dekhayser managed several international equity ETFs. Prior to joining NTI, he worked at Deutsche Bank from 2003 to 2008 as a sales-trader for the Global Equity Portfolio Trading team where he provided sales coverage for U.S. institutional clients trading abroad. Mr. Dekhayser is a CFA charter holder and a member of the CFA Institute.
Other Accounts Managed
The following tables provide additional information about other portfolios or accounts managed by the Fund’s portfolio managers as of March 31, 2013.
Total number of other accounts managed by the portfolio manager within each category below and the total assets in the accounts managed within each category below. The Portfolio Managers manage no accounts on a performance basis.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Chad M. Rakvin	29	$ 26,858.8	100	$ 207,531.1	77	$ 46,896.0
Shaun Murphy	14	$ 9,270.4	47	$ 49,914.8	33	$ 24,528.0
Jordan Dekhayser	7	$ 2,561.2	35	$ 33,978.0	44	$ 5,837.0
Potential Conflicts Of Interest
Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation” ). In addition, current trading practices do not allow NTI to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio’s rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.
Portfolio Manager Compensation Structure
Compensation for the portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.
Portfolio Manager Ownership of Securities
The portfolio managers do not own Shares of the Fund.
OTHER SERVICE PROVIDERS
Administrator, Custodian and Transfer Agent
JPMorgan Chase Bank, N.A. (“JPMCB”) serves as administrator, custodian, transfer agent, index receipt agent and dividend disbursing agent of the Trust and the Fund (in such capacities, the “Fund Administrator” or “Administrator,” the “Custodian” or the “Transfer Agent,” as applicable). JPMCB is located at One Chase Manhattan Plaza, New York, NY 10005.
Pursuant to the Fund Servicing Agreement (the “Administration Agreement”), JPMCB provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, JPMCB makes available the office space, equipment, personnel and facilities required to provide such services.
The Administrator supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. The Administrator provides persons satisfactory to the Board to serve as officers of the Trust.
The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund ; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities.
As transfer agent and dividend paying agent for the Fund, the Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund.
As compensation for the foregoing services, JPMCB receives certain out-of-pocket costs, transaction fees and asset-based fees which are paid monthly by the Advisor, pursuant to the Investment Advisory Agreement.
Securities Lending Agent
JPMCB serves as Securities Lending Agent for the Trust and the Fund under the supervision of the Advisor. Under the Securities Lending Agreement with the Trust, JPMCB, acting as agent for the Fund, may lend Portfolio Securities to certain creditworthy borrowers under certain conditions described above under the heading “Investment Strategies And Risks — Lending Portfolio Securities.” The Fund receives the value of any interest or cash or non-cash distributions paid on its loaned Portfolio Securities and will pay reasonable administrative and custodial fees in connection with the loan of such Portfolio Securities and related costs including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.
Index Provider
Nikkei Inc. (the “ Index Provider”) is the index provider for the Fund and is the sponsor of the Nikkei Stock Average, commonly referred to as the Nikkei 225. The Nikkei 225 is an equity index comprised of 225 highly liquid stocks traded on the first section of the Tokyo Stock Exchange. The components of the Underlying Index are given an equal weighting based on a par value of 50 Japanese Yen per share, whereby the prices of stocks with other par values are adjusted to also reflect a par value of 50 Japanese Yen per share. As of June 30, 2013, the Underlying Index’s three largest sectors were 23.53% Consumer Discretionary, 21.57% Industrials, and 14.37% Information Technology. Many financial products linked to the Nikkei 225, including investment trusts and index futures, have been developed and are traded on financial exchanges worldwide. Nikkei Inc. is a leading media provider for business in Japan, which publishes five newspapers and operates online news sites.
The Index Provider has entered into an index licensing agreement (the “Licensing Agreement”) with the Advisor to allow the Advisor’s use of the Underlying Index for the operation of the Fund. The Advisor pays a licensing fee to the Index Provider from the Advisor’s management fees or other resources. The Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Underlying Index. The Fund pays no fees to Nikkei Inc. or the Advisor under the Sub-Licensing Agreement.
Distributor
Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a Delaware limited liability company, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor’s principal address is 3 Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).
Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
The Board has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of their average daily net assets each year for certain distribution-related activities. The Board has resolved not to authorize the payment of Rule 12b-1 fees prior to July 30, 2014. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. Over time they will increase the cost of your investment, and they may cost you more than certain other types of sales charges.
Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.
The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.
Independent Registered Public Accounting Firm
The Trustees have selected the firm of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, to serve as independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.
The independent registered public accounting firm will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.
Legal Counsel
Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022, serves as legal counsel to the Trust.
Additional Service Providers
Pursuant to a Fund CCO Agreement (“Compliance Agreement”) with the Trust, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) for the Trust. Pursuant to a Fund AML Officer Agreement (“AML Agreement”) FCS provides the Trust’s Anti-Money Laundering Officer (“AMLO”). Pursuant to a Fund PFO/Treasurer Agreement (“PFO Agreement”) with the Trust, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer (“PFO”) to the Trust. As compensation for the foregoing services, FCS and FMS receive certain out of pocket costs and fixed fees which are accrued daily and paid monthly. Pursuant to the Advisory agreement, the Trust’s investment advisor has agreed to pay to FCS and FMS such costs and fees due to FCS and FMS from the Trust. The Compliance, AML and PFO Agreements with respect to the Trust continue in effect until terminated and are terminable with or without cause and without penalty by the Board of the Trust or by FCS or FMS with respect to the Trust on 60 days’ written notice to the other party. Notwithstanding the foregoing, the Compliance Agreement and the AML Agreement provide, respectively, that the Trust’s CCO and the Trust’s AMLO may be removed by the Board at any time with or without cause and without penalty. Under the Compliance, AML and PFO Agreements, FCS and FMS, respectively, are not liable to the Trust or the Trust’s shareholders for any act or omission, except for bad faith, reckless disregard, negligence, willful misfeasance, fraud or breach of the Compliance, AML and PFO Agreements. In addition, FCS and FMS and certain related parties (such as officers of FCS, FMS or certain officers of the Distributor and persons who control FCS, FMS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS’s or FMS’s actions or omissions, except for any act or omission resulting from FCS’s or FMS’s willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reason of its reckless disregard or breach of its obligations and duties under the Compliance, AML and PFO Agreements.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the general supervision by the Board, the Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Advisor or the Sub-Advisor, and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in Nasdaq or over-the-counter securities and securities listed on an exchange) and agency Nasdaq or over-the-counter transactions executed with an electronic communications network or an alternative trading system.
The Fund gives primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.
The Advisor does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Advisor does not consider sales of Shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.
The Fund paid $2,171 in aggregate brokerage commissions for the fiscal year ended March 31, 2013. The Fund paid $2,206 in aggregate brokerage commissions for the period July 8, 2011 to March 31, 2012. The Fund did not pay any brokerage commissions to any affiliates of the Fund.
The value of the Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act), if any portion of such holdings were purchased during the period ended March 31, 2013, are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Mitsubishi UFJ Financial Group, Inc.	E	$413
Nomura Securities International, Inc.	E	$427
ADDITIONAL INFORMATION CONCERNING SHARES
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on August 27, 2010, and has authorized capital of an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.
All Shares are freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, only Shares of that fund may be entitled to vote on a matter affecting that particular fund. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.
The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a Trust’s shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.
BOOK ENTRY ONLY SYSTEM
DTC acts as securities depository for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates are not issued for Shares.
DTC has advised the Trust as follows: DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries). DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the NYSE Alternext US (formerly known as the American Stock Exchange LLC) (“Alternext”) and FINRA.
Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it administers its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial Owners of Shares are not be entitled to have Shares registered in their names, do not receive or are entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners are effected as follows. DTC makes available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Alternext.
DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
PURCHASE AND REDEMPTION OF CREATION UNITS
Creation
The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”). The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash
The consideration for purchase of Creation Units of the Fund generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the relevant Fund’s portfolio as selected by the Advisor (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of the Fund.
The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant shall deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant shall receive the Cash Component.
The Custodian through NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit the substitution of an amount of cash (i.e., a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason.
In addition to the list of names and number of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.
Purchases of Creation Units principally or in part for cash, if permitted, shall be effected in essentially the same manner as in-kind purchases of Creation Units of the Fund. In the case of a cash purchase, the Authorized Participant must pay the Fund Deposit entirely or in part in cash. The

Authorized Participant placing a cash creation order shall be responsible for the Fund’s brokerage and other transaction costs associated with using the cash to purchase the Deposit Securities of the Fund, in addition to the creation transaction fee for such Fund.
Procedures for Creation of Creation Units
All orders to create Creation Units must be placed with the Distributor either: (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “ Participating Party,” (i.e., a broker-dealer or other participant in the Clearing Process); or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled “Additional Information Concerning Shares — Book Entry Only System”). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, are entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
The Distributor processes orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by the closing time of the regular trading session on the Exchange (“Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail is opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled “Purchase and Redemption of Creation Units—Placement of Creation Orders Using Clearing Process” and “Purchase and Redemption of Creation Units—Placement of Creation Orders Outside Clearing Process.”
All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.
Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Outside the Clearing Process.”
Placement of Creation Orders Through the Clearing Process
The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed.
Placement of Creation Orders Outside Clearing Process
Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the

Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“ DTC Cut-Off-Time”).
All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.
Additional transaction costs may be borne by Authorized Participants with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Sale of Creation Units—Creation—Creation Transaction Fee.”
Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of: (1) the Cash Component plus; (2) 125% of the then-current market value of the undelivered Deposit Securities (“Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. New York time the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.
Acceptance of Orders for Creation Units
The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Transaction Fee
Authorized Participants will be required to pay a fixed transaction fee (“Creation Transaction Fee”) of $4,000 for each creation order which represents the maximum transaction fee. Authorized Participants placing a creation order in whole or in part in cash will also be responsible for the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
Redemption
The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.
With respect to the Fund, the Custodian, through NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (“Cash Redemption Amount”), less a redemption transaction fee (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Redemption—Redemption Transaction Fee”).
The right of redemption may be suspended or the date of payment postponed: (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of the Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.
Placement of Redemption Orders Through the Clearing Process
Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process
Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either: (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above; or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Redemption Transaction Fee
Authorized Participants will be required to pay a fixed transaction fee (“Redemption Transaction Fee”) of $4,000 for each redemption order, which represents the maximum transaction fee.
Authorized Participants will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.
Cash Creations and Redemptions
The Trust reserves the right to offer a “cash” option for creations or redemptions of all Fund Shares, although it has no current intention of doing so for the Fund. A cash creation would involve the delivery of cash in lieu of some or all Deposit Securities for such creation order. In each instance of such cash creations, Authorized Participants placing creation orders will be responsible for Trust brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Authorized Participants will also be charged the Creation Transaction Fee or Redemption Transaction Fee. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Regular Holidays
For every occurrence of one or more intervening holidays in the Japanese market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of days relating to such intervening holidays. In addition to holidays, other unforeseeable closings in the non-U.S. market due to emergencies may also prevent the Fund from delivering securities within normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with a non-U.S. market holiday schedule, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
The dates through July 30, 2014 in which the regular holidays affecting the Japanese securities market are as follows (please note these holiday schedules are subject to potential changes in the Japanese securities market):
2013 – 2014
September 16, 2013	December 31, 2013	February 11, 2014	July 21, 2014
September 23, 2013	January 1, 2014	March 21, 2014

2013 – 2014
October 14, 2013	January 2, 2014	April 29, 2014
November 4, 2013	January 3, 2014	May 5, 2014
December 23, 2013	January 13, 2014	May 6, 2014
Redemptions
The longest redemption cycle for the Fund is a function of the longest redemption cycle among Japanese stocks comprising the Fund. In the calendar years 2013 and 2014, the dates of regular Japanese holidays presenting the worst-case redemption cycle for the Fund are as follows:
December 31, 2013	May 5, 2014	7*
January 1, 2014	May 6, 2014	9*
January 3, 2014

* These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Holiday schedules are subject to potential changes in the Japanese securities market. Based on changes in holidays, longer (worse) redemption cycles are possible.
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “ distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act of 1933, as amended, (the “Securities Act”) must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV).”
The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., New York time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. Dollar are converted into U.S. Dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security the Fund must use such security’s fair value as determined in good faith in accordance with the Fund’s Pricing and Valuation Guidelines which are approved by the Board of Trustees.
The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect the Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INDICATIVE INTRA-DAY VALUE
The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value or IIV, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.
The Exchange calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.
Although the Fund provides the independent third party calculator with information to calculate the IIV, the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.
DIVIDENDS AND DISTRIBUTIONS
General Policies
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve its Underlying Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.
FEDERAL INCOME TAXES
Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “ Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.
The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Tax Treatment of the Fund
In General. The Fund qualifies and has elected to be treated as a separate RIC under the Code. To maintain its tax status as a RIC, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least ninety percent of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains). As a RIC, the Fund generally does not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.
With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling Portfolio Securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to make distributions necessary to avoid the 4% excise tax.
Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for: (i) in the case of an individual Fund shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates; or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.
PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for federal income tax purposes. As a result, the Fund may be subject to increased federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.
In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.
With a “ mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).
Futures Contracts. The Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, the Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).
Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.
The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.
Tax Treatment of Fund Shareholders
Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.
Distributions of the Fund’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.
The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Fund Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.
Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates.
To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Investors considering buying Fund Shares just prior to a distribution should be aware that, although the price of the Fund Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).
REIT/REMIC Investments. The Fund may invest in Real Estate Investment Trusts (“REITs”) owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to the Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a foreign shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations. The Fund is also subject to information reporting with respect to any excess inclusion income.
Sales of Fund Shares. Any capital gain or loss realized upon a sale of Fund Shares is treated generally as a long-term gain or loss if the Fund Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
Creation Unit Issues and Redemptions. On an issue of Fund Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Fund Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Fund Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.
In general, any capital gain or loss recognized upon the issue or redemption of Fund Shares (as components of a Creation Unit) is treated either as long- term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, Fund shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.
Recent legislation, effective after December 31, 2012, if applicable to a shareholder, imposes a new 3.8% Medicare tax on net investment income. Please consult your tax advisor regarding this tax.
Back-Up Withholding. The Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.
Tax Shelter Reporting Regulations. If a Fund shareholder recognizes a loss with respect to Fund Shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.
Special Issues for Foreign Shareholders
In General. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years that begin on or before December 31, 2013, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.
Under current law, gain on a sale of Fund Shares or an exchange of such stockholder’s Shares of the Fund will be exempt from U.S. federal income tax (including withholding at the source) unless: (i) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements; or (ii) at any time during the shorter of the period during which the foreign Fund shareholder held such Shares of the Fund and the five-year period ending on the date of the disposition of those Shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the foreign Fund shareholder actually or constructively held more than 5% of the Fund Shares of the same class. In the case of a disposition described in clause; (iii) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 10% of the sales proceeds.
Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons. This provision relating to domestically controlled regulated investment companies generally will not apply after December 31, 2013.
To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.
Investments in U.S. Real Property. In general, if the Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically-controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of the foreign corporate Fund shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate). Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.
Even if the Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund Shares will not be treated as income effectively connected with a U.S. trade or business in the case of a foreign Fund shareholder owning (for the applicable period) 5% or less (by class) of the Fund Shares. In general, these provisions generally will not apply after December 31, 2013, provided, however, that such provisions will continue to apply thereafter in respect of distributions by a regulated investment company that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.
Under recently enacted legislation, foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisors regarding the application of this recently enacted legislation.
Recently enacted legislation will subject foreign shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from the Fund) beginning in 2014, and gross proceeds from the sale of U.S. stocks and securities (including the sale of Fund Shares) beginning in 2017, unless they comply with certainly newly-enacted reporting requirements. Complying with such requirements will require the shareholder, to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the IRS to provide it with certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.
FINANCIAL STATEMENTS
PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, serves as independent registered public accounting firm to the Trust and performs the annual audit of the financial statements of the Fund. The Fund’ s Annual Report to Shareholders for the fiscal period ended March 31, 2013 (the “Annual Report”) is hereby incorporated by reference herein. Copies of the Trust’s Annual Report may be obtained upon request and without charge, by writing to the Trust, c/o Precidian Funds LLC, 350 Main St., Suite 9, Bedminster, New Jersey 07921.

OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.
For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.
Shareholder inquiries may be made by writing to the Trust, c/o Precidian Funds LLC, 350 Main St., Suite 9, Bedminster, New Jersey 07921.

Appendix A
Precidian ETFs Trust
Proxy Voting Policies and Procedures
1.	Policy
It is the policy of the Board of Trustees (the “Board”) of the Precidian ETFs Trust (the “Fund”) to delegate the responsibility for voting proxies relating to the securities held by the Fund to the investment sub-advisor, Northern Trust Global Investments (the “Sub-Advisor” ), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to the Sub-Advisor, and directs the Sub-Advisor to vote proxies relating to Fund portfolio securities managed by the Sub-Advisor consistent with the duties and procedures set forth below. The Sub-Advisor may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.
2.	Fiduciary Duty
The right to vote a proxy with respect to securities held by the Fund is an asset to the Fund. The Sub-Advisor, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Sub-Advisor must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
3.	Procedures
The following are the procedures adopted by the Board for the administration of this policy:
A.	Review of Advisor’s Proxy Voting Procedures. The Sub-Advisor shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.
B.	Voting Record Reporting. The Sub-Advisor shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Sub-Advisor may agree from time to time. With respect to those proxies that the Sub-Advisor has identified as involving a conflict of interest, the Sub-Advisor shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Sub-Advisor and the Fund’s shareholders arising from the proxy voting process will be addressed by the relevant Sub-Advisor and the Sub-Advisor’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Sub-Advisor. In the event that the Sub-Advisor notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Sub-Advisor’s Proxy Voting Procedures, and the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.
As it is used in this document, the term “conflict of interest” refers to a situation in which the Sub-Advisor or an affiliated person of the sub-advisor has a financial interest in a matter presented by a proxy other than the obligation they incur as Sub-Advisor to the Fund which could potentially compromise the Sub-Advisor’s independence of judgment and action with respect to the voting of the proxy.
4.	Revocation
The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
5.	Disclosure of Policy or Description/Proxy Voting Record
A. The Fund will disclose this proxy voting policy or a description of it (and the advisor’s proxy voting policy or a description of it), in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.
B. The Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it (and the advisor’s proxy voting policy or a description) is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the Commission’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.
C. The Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on or through the Fund’s website at a specified address, or both, and (ii) on the Commission’s website. Upon any request for a proxy voting record by telephone, the Fund will send the information disclosed in the Fund’s most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.
D. The Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.
E. The Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.
6.	Related Procedures
The Fund currently satisfies the disclosure obligation set forth in Section 5 above by:
•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;
•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy (and the advisor’s proxy voting policy or a description) is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;
•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and
•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.
7.	Review of Policy
The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Northern Trust
Proxy Voting
Policies, Procedures and
Guidelines
Revised 3/19/12
Northern Trust
Proxy Voting
Policies and Procedures
These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.
SECTION 1. PROXY VOTING GUIDELINES
The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. As used in these policies and procedures the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary voting authority.
Absent special circumstances of the types described in these policies and procedures, Northern Trust will generally exercise its proxy voting discretion in accordance with the guidelines set forth below. In situations where the application of Northern Trust’s guidelines would be inappropriate for particular proxy issues of non-U.S. companies due to local market standards, customs and best practices, Northern Trust will instruct its Proxy Voting Service (defined below in Section 3) to provide a vote recommendation based on the Proxy Voting Service’s relevant global guidelines. Examples of such issues include “poison pill” defenses, which are allowed to be approved by a company’s board of directors without shareholder approval in a number of countries, and definitions of director independence, which vary significantly from country to country.
The foregoing domestic and global proxy voting guidelines are collectively referred to in these policies and procedures as the “Proxy Guidelines”.
SECTION 2. PROXY COMMITTEE
Northern Trust’s Proxy Committee has responsibility for the content, interpretation and application of the Proxy Guidelines. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.
SECTION 3. PROXY VOTING SERVICE
Northern Trust has delegated to an independent third party proxy voting service (“Proxy Voting Service”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to proxy proposals for securities over which Northern Trust or its affiliates have voting discretion, the relevant proxy analyst at Northern Trust responsible for the issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.
SECTION 4. APPLICATION OF PROXY GUIDELINES
It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.
The Proxy Committee will document the rationale for any proxy voted contrary to the recommendation of the Proxy Voting Service or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst.
SECTION 5. CONFLICTS OF INTEREST
Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Northern Trust may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.
Northern Trust seeks to address such conflicts of interest in various ways, including the following:
I.	The establishment, composition and authority of the Proxy Committee
II.	The delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service,
III.	Subject to paragraph IV below, if the Proxy Committee determines that a particular proxy vote involves a potential conflict of interest between Northern Trust and a person having an interest in the outcome of that vote, it will follow the vote recommendations of the Proxy Voting Service, provided pursuant to these policies and procedures, with respect to such proxy issue unless the Proxy Committee determines, consistent with its duty of loyalty and care, that the interests of clients/beneficiaries would be better served by voting contrary to such vote recommendations. Nothwithstanding Section 3, any determination by the Proxy Committee under this paragraph III to vote a proxy issue in a manner contrary to such vote recommendations must be made by a vote of at least 70% of the then current members of the Proxy Committee.
IV.	If the Proxy Committee determines that a particular proxy issue involves a conflict of interest so severe that the Proxy Committee is unable to exercise independent judgment on the voting of such proxy issue, the Proxy Committee may resolve the conflict of interest in any of the following ways:
• Following the vote recommendation of the Proxy Voting Service provided pursuant to these policies and procedures
• Following the vote recommendation of an independent fiduciary appointed for that purpose
• Voting pursuant to client direction
• Abstaining
• Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee)
The method selected by the Proxy Committee may vary, consistent with its duty of loyalty and care, depending upon the facts and circumstances of each situation and the requirements of applicable law. Examples of proxy votes referred to in this paragraph IV include, without limitation, voting proxies on securities issued by Northern Trust Corporation or its affiliates, and proxy votes on matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).
SECTION 6. PROXY VOTING RECORDS; CLIENT DISCLOSURES
Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:
I.	A copy of these policies and procedures.
II.	A copy of each proxy statement Northern Trust receives regarding client securities.
III.	A record of each vote cast by Northern Trust on behalf of a client.
IV.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.
V.	A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items II. and III. above.
The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.
SECTION 7. ERISA ACCOUNTS
Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.
The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.
SECTION 8. MUTUAL FUNDS
Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.
SECTION 9. OTHER SPECIAL SITUATIONS
Proxies of funds or accounts that specify the use of proxy guidelines other than the Proxy Guidelines will be voted in accordance with these other guidelines. Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.
Northern Trust
Proxy Voting Guidelines
I. The Board of Directors
A. Voting on Director Nominees in Uncontested Elections
Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism.
B. Director Independence
For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes against shareholder proposals that would require the appointment of a lead or presiding director unless the audit, compensation and nominating committees are not composed of independent persons. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board. In addition, Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances.
For all situations that involve a NASDAQ or a NYSE listed company, Northern Trust will use the NASDAQ’s or the NYSE’s definition, respectively, of an independent director to determine a board candidate’s status. In any other situation, Northern Trust will consider a board candidate or member to lack independence if the proposed director:
a) Receives, or one of the proposed director’s immediate family members receives, more than $100,000 per year in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); such person is presumed not to be independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.
b) Is affiliated with or employed by, or if one of the proposed director’s immediate family members is affiliated with or employed in a professional capacity by, a present or former auditor of the company; the proposed director will not be considered "independent" until three years after the end of either the affiliation or the auditing relationship.
c) Is employed, or one of the proposed director’s immediate family members is employed, as an executive officer of another company where any of the listed company's present executives serves on that company's compensation committee; the proposed director will not be considered "independent" until three years after the end of such service or the employment relationship.
d) Is an executive officer or an employee, or one of the proposed director’s immediate family members is an executive officer, of another company (A) that accounts for at least 2% or $1 million, whichever is greater, of the listed company's consolidated gross revenues, or (B) for which the listed company accounts for at least 2% or $1 million, whichever is greater, of such other company's consolidated gross revenues; in each case, the proposed director is not considered "independent" until three years after consolidated gross revenues fall below that threshold.
C. Lead Independent Director
Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.
D. Stock Ownership Requirements
Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
E. Term of Office
Northern Trust generally votes against shareholder proposals to limit the tenure of outside directors.
F. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.
G. Charitable Contributions
Northern Trust votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.
II. Proxy Contests
A. Voting for Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:
• long-term financial performance of the target company relative to its industry;

• management's track record;
• background to the proxy contest;
• qualifications of director nominees (both slates);
• evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
• stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.
Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.
III. Auditors
Ratifying Auditors
Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.
IV. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.
B. Shareholder Ability to Remove Directors
Northern Trust generally votes for proposals that provide that directors may be removed only for cause.
Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.
C. Cumulative Voting
Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.
Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.
D. Majority Voting
In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.
In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company's annual proxy statement and either:
-requires nominees who receive majority withhold votes to tender their resignation to the board;
-sets forth a clear and reasonable timetable for decision-making regarding the nominee's status; and
-does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.
In determining the adequacy of a company's majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee's resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underling causes of the withheld votes, etc.).
E. Shareholder Ability to Call Special Meetings
Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but will vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings if the minimum ownership requirement is at least 10% of outstanding shares.
F. Shareholder Ability to Act by Written Consent
Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case-by-case basis management proposals allowing shareholders to take action by written consent.
G. Shareholder Ability to Alter the Size of the Board
Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.
V. Tender Offer Defenses
A. Poison Pills
Northern Trust generally votes against shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Northern Trust will review on a case-by-case basis management proposals to ratify a poison pill.
B. Fair Price Provisions
Northern Trust will review votes case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C. Greenmail
Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Northern Trust votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D. Pale Greenmail
Northern Trust votes on a case-by-case basis restructuring plans that involve the payment of pale greenmail.
E. Unequal Voting Rights
Northern Trust generally votes against dual class exchange offers.
Northern Trust generally votes against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
G. Supermajority Shareholder Vote Requirement to Approve Mergers
Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
H. White Squire Placements
Northern Trust generally votes for shareholder proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes, unless the company has committed to issuing such shares with no more than one vote per share.
VI. Miscellaneous Governance Provisions
A. Confidential Voting
Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.
B. Equal Access
Northern Trust generally votes against shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
C. Bundled Proposals
Northern Trust votes on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.
D. Shareholder Advisory Committees
Northern Trust votes on a case-by-case basis, proposals to establish a shareholder advisory committee.
E. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals
Northern Trust votes on a case-by-case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.
VII. Capital Structure
A. Common Stock Authorization
Northern Trust votes on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends
Northern Trust generally votes for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
C. Reverse Stock Splits
Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
D. Blank Check Preferred Authorization
Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.
F. Adjust Par Value of Common Stock
Northern Trust generally votes for management proposals to reduce the par value of common stock.
G. Preemptive Rights
Northern Trust reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.
H. Debt Restructurings
Northern Trust reviews on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:
•Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•Change in Control — Will the transaction result in a change in control of the company?
•Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?
Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
I. Share Repurchase Programs
Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VIII. Executive and Director Compensation
Northern Trust votes on a case-by-case basis on executive and director compensation plans. Northern Trust generally votes against compensation plans if :
a. The exercise price is less than 100% of fair market value at the time of grant; or
b. The company has repriced underwater stock options during the past three years; or
c. The company fails the following described burn rate test.
A company will generally fail Northern Trust 's burn rate test if its three year average burn rate exceeds 2% AND exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both of the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal. Restricted shares or other "full-value" awards granted will be counted against the burn rate based on the following multiplier that varies based on a company's annual stock price volatility:
Company Characteristics	Annual Stock Price Volatility	Multiplier
High Volatility	53% or greater	1.5 to 1
Medium Volatility	25% to 52.99%	2.0 to 1
Low Volatility	25% or lower	4.0 to 1
A. OBRA-Related Compensation Proposals
•Amendments that Place a Cap on Annual Grant or Amend Administrative Features
Northern Trust generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
•Amendments to Added Performance-Based Goals
Northern Trust generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
•Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Votes on amendments to existing plans that would both increase shares reserved AND qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
•Approval of Cash or Cash-and-Stock Bonus Plans
Northern Trust generally votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
B. Proposals Concerning Executive and Director Pay
Northern Trust generally votes for proposals that call for ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table in the Company's proxy statement where Northern Trust believes that the specific circumstances relating to the individual company warrant such shareholder involvement.
Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account whether the current disclosure of factors required by Item 402 of Regulation S-K is adequate, whether the executive compensation is sufficiently tied to performance goals and whether performance metrics are adequately disclosed and reasonable.
Northern Trust generally votes proposals regarding the frequency of advisory votes on executive compensation in accordance with the recommendation of the issuer's board of directors, as long as such recommendations are in compliance with existing rules and regulations. If the issuer's board of directors does not make a recommendation, then Northern Trust generally votes for the frequency of such votes to occur on a triennial basis, unless regulations or rules dictate that such votes should occur on a more frequent basis.
Northern Trust generally votes on a case-by-case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.
Northern Trust votes on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
C. Golden and Tin Parachutes
Northern Trust generally votes against shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

D. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans
Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).
E. 401(k) Employee Benefit Plans
Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.
F. Director Retirement Benefits
Northern Trust generally votes for shareholder proposals requesting companies cease to pay retirement benefits to directors.
IX. State of Incorporation
A. Voting on State Takeover Statutes
Northern Trust votes on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
B. Voting on Reincorporation Proposals
Proposals to change a company's state of incorporation are examined on a case-by-case basis.
X. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:
anticipated financial and operating benefits;
• offer price (cost vs. premium);
• prospects of the combined companies;
• how the deal was negotiated; and
• changes in corporate governance and their impact on shareholder rights.
Northern Trust generally votes on a case-by-case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).
B. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.
C. Spin-offs
Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
D. Asset Sales
Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations
Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
F. Appraisal Rights
Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.
G. Changing Corporate Name
Northern Trust generally votes for changing the corporate name.
H. Adjourn Meeting
Northern Trust generally votes against proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.
XI. Mutual Funds
A. Election of Trustees
Votes on trustee nominees are evaluated on a case-by-case basis.
B. Investment Advisory Agreement
Votes on investment advisory agreements are evaluated on a case-by-case basis.
C. Fundamental Investment Restrictions
Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case-by-case basis.
D. Distribution Agreements
Votes on distribution agreements are evaluated on a case-by-case basis.
XII. Social and Environmental Issues
A. Northern Trust generally votes for proposals advocating the elimination of workplace discrimination based on sexual orientation or gender identity.
B Northern Trust generally votes for proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, unless sufficient information has been disclosed to shareholders or is otherwise publicly available.
C Northern Trust generally votes for proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gases.
D. Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.
In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

2013 Japan Proxy Voting Summary Guidelines
January 31, 2013

Institutional Shareholder Services Inc.
Copyright © 2013 by ISS
www.issgovernance.com

ISS' 2013 Japan Proxy Voting Summary Guidelines Effective for Meetings on or after Feb. 1, 2013
Published Jan. 31, 2013

0-15

14. Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)	A-23
15. Shareholder Proposals	A-24
16. Social/Environmental Issues	A-24
Global Approach	A-24
ISS’ 2013 Japan Proxy Voting Summary Guidelines

1.	Approval of Financial Statements
Vote FOR approval of financial statements, unless:
•External auditor expressed no opinion, or raised concerns; or
•Statutory auditors/audit committee raised concerns; or
•There are concerns about the financial statements presented or audit procedures used.
Summary
Most companies around the world submit these reports to shareholders for approval. However in Japan, this item usually will not be put to a shareholder vote, but will only be presented as a reporting item as allowed under disclosure regulations. Accordingly, shareholders should be cautious if this item is on agenda items because that would mean that special circumstances emerge thereby requiring companies to seek shareholder approval. For instance, the item could be proposed because the auditors were unable to finish auditing in time for the audit report to be included in the proxy circular, or raised questions about the financial statements. In those cases, a detailed case-by-case analysis will apply.
2.	Income Allocation
Vote FOR approval of income allocation, unless:
•Payout ratio is consistently low without adequate justification; or
•Payout ratio is too high, potentially damaging financial health.
Summary
In the past, the first voting resolution at nearly all Japanese AGMs was approval of the allocation of income and the final dividend for the year under review. However, companies that have amended their articles to authorize the board to determine income allocation are no longer required to seek shareholder approval of the income allocation. Likewise, companies that are not paying a dividend will also have no income allocation proposals.
As long as the dividend payout ratio is within a range of 15 percent to 100 percent, we generally support this resolution. If the payout ratio does not fall in this range, ISS will evaluate this resolution on a case-by-case basis. Particular attention will be paid to cases where a company proposes to pay a dividend exceeding its net profit, as such payments could damage the company's long-term financial health.
3.	Election of Directors
ISS has two policies for director elections in Japan: one for companies with a statutory auditor board structure, and the other for companies with a U.S.-type three committee structure. Regardless of governance structure, Vote FOR the election of directors, except for:
•A top executive1 if the board after the shareholder meeting does not include at least one outsider, regardless of independence; or
•A top executive at a company that has a controlling shareholder, where the board after the shareholder meeting does not include at least two independent directors based on ISS independence criteria for Japan; or
•An outside director nominee who attended less than 75 percent of board meetings during the year under review2; or
•A top executive who is responsible for not implementing a shareholder proposal which has received a majority of votes cast3, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholder.
In addition, at companies with a U.S.-type three committee structure, Vote FOR the election of directors, unless:
•The outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board after the shareholder meeting is not majority independent; or
•Where a company has a controlling shareholder, the director nominee who sits on the nomination committee and is an insider, or non-independent outsider, when the board after the shareholder meeting does not include at least two independent directors based on ISS independence criteria for Japan

[1]	In most cases, the top executive will be the “shacho” (president). However, there are companies where the ultimate decision-making authority rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).
[2]	The attendance of inside directors is not disclosed in Japan.
[3]	In Japan, shareholder proposals in many cases take a form of article amendments which require two-thirds majority to pass.

Regardless of governance structure, under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:
•Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or
•Failure to replace management as appropriate; or
•Egregious actions related to a director's or statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve in the best interests of shareholders at any company.
Independence criteria for Japan
Those outside director candidates falling into any of the following categories should be regarded as non-independent.
•Individuals who work or worked at major shareholders of the company in question;
•Individuals who work or worked at main lenders/banks to the company in question;
•Individuals who work or worked at the lead underwriter(s) of the company in question;
•Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient’s perspective or is not disclosed;
•Individuals who worked at the company's audit firm;
•Individuals who offer or offered professional services such as legal advice, financial advice, tax advice, or consulting services to the company in question; or
•Individuals who have a relative(s) working at the company in question
Summary
Unlike U.S. boards, most Japanese boards are essentially executive committees and play a minimal role in management oversight. At companies with a statutory auditor structure (which account for about 98 percent of public Japanese companies), there is no legal requirement that boards have outside directors. About half of Japanese companies still do not have any outsiders. However, companies with a U.S.-type three committee structure are required by law to have at least two outside directors.
Corporate Japan has long been criticized for lack of outside oversight, let alone independence. Global comparison of board independence shows that Japanese boards lag far behind foreign counterparts, and it was customary for Japanese boards to be composed entirely of insiders.
Global Comparison of Board Independence4
Nevertheless, the situation has changed, albeit slowly, over the years, and more than half of Japanese companies (regardless of board structure) came to have at least one outsider for the first time (50.4 percent, based on ISS data) in 2010. For companies covered by ISS where director elections were proposed, in 2011 and 2012, the number continued to inch upward, 51.0 percent, and on to 53.8 percent in 2012.
Furthermore, regulatory trends reflect a changing mindset in the Japanese business community, as it gradually shakes off a chronic allergy to outside oversight. In fact, in 2012 the Japanese government actually put out for comment a draft mandatory requirement for companies to appoint at least one outsider to their boards, in preparation for the current round of Corporate Law amendments. While the mandate was shot down under pressure from issuers, a so-called comply-or-explain rule remains in the expected draft legislation. As early as in 2014, Japanese companies with no outside directors

[4]	Based on the widely held firms in the ISS research universe in 2011-12.

would be required to "explain why it believes the appointment of outside directors is inappropriate, when the company fails to appoint one." Notably, this rule was introduced with consensus from major issuer bodies in Japan. In addition, listing rules are expected to be revised to more aggressively urge companies to appoint outside directors. These recent regulatory trends reflect a growing public recognition of a need for board independence. Having outsiders on boards is no longer the alien concept in the Japanese business community that it was a generation earlier, both on the corporate side, and among Japan's institutional shareholders.
Finally, high-profile corporate scandals, such as the drama at Olympus that burst into public view in 2011, have fueled arguments for increasing board supervision that have grown more urgent than ever.
ISS will review and update policy as regulations and Japanese practices change. For example, a new governance structure alternative is expected to accompany the 2014 legislative changes, which will alter the landscape. The alternative system features a unitary board with an audit committee but with no requirement for nomination or remuneration committees. Companies would be required to appoint at least two outside directors and set up an audit committee, while abolishing the statutory auditor board tier that lacks voting power on the board of directors. ISS will enhance its policy for election of directors in Japan to take account of the new issues that would accompany such changes.
Outsiders at companies with a statutory auditor system
The new policy provision (opposing a company's top executive if the board does not include at least one outside director) at companies with a statutory auditor system reflects Japan's evolving environment. This policy was announced in December 2011, but its application was postponed until February 2013 in order to give companies sufficient time to recruit qualified outside director candidates.
Unlike companies with a three committee structure, there are no requirements to set up nomination committees at companies with a statutory auditor system, which should be held formally responsible for the director nomination process. In the absence of such requirements, the top executive is usually the final decision maker regarding the director nominee selection process at companies with a statutory auditor system. Therefore, it is reasonable to oppose a top executive for concerns about board composition.
Affiliated outsiders at companies with a statutory auditor system
Some shareholders may oppose outside director nominees, at companies with a statutory auditor system, whose independence is questionable in order to send a message to the board that companies should appoint independent outsiders. However, such votes could backfire, as companies may instead be discouraged to appoint outside directors altogether because there are no requirements to appoint outsiders. If this is the case, boards could end up with all insiders, which will not be in the interests of shareholders. Accordingly, ISS does not oppose outside directors simply because of the lack of independence at companies with a statutory auditor system.
Companies with a three committee structure
Where a company adopts the so-called U.S.-type three committee structure, the role of outside directors becomes critical, and an emphasis on the independence of those directors is appropriate. Such companies are required to appoint at least two outside directors. Therefore, ISS opposes outside director nominees who do not meet our criteria for independence, unless the board after the shareholder meeting is majority independent.
Controlled companies
ISS opposes the reelection of the top executive at any company that has controlling shareholders, if the board after the shareholder meeting does not include at least two independent directors. This policy is intended to protect the interests of minority shareholders.
Furthermore, if a company with a three committee structure has controlling shareholders, ISS also recommends voting against the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors. Those committee members should be held responsible for the lack of independence.
Attendance
We believe that effective management oversight can be realized by having independent board members who actively participate in board deliberations. As such, we pay attention to attendance rates. If an outside director attends fewer than 75 percent of board meetings, without a reasonable excuse, ISS will generally recommend a vote against that director's reelection.
Poor performance and corporate scandal
ISS also considers recommending votes against nominees for clear mismanagement, as manifested in egregiously poor stock and financial performance or corporate scandals, including fraudulent or criminal activity, which led to shareholder value destruction. Factors we evaluate to that end include financial impact, administrative orders by regulators, stock market reaction, as well as reputational damage.

Shareholder-unfriendly behavior
We factor in shareholder-unfriendly behavior in evaluating director election proposals. Such behavior may include the introduction of a poison pill without a shareholder vote, or a capital strategy leading to shareholder value destruction such as a dilutive third-party placement without a shareholder vote, as well as large-scale public offerings without convincing rationales.
ISS supported 96 percent of director candidates at Japanese companies covered in 2012.
4.	Election of Statutory Auditors
Vote FOR election of statutory auditors, unless:
•The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan5; or
•The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or
•The statutory auditor who is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.
•Egregious actions related to a director's or statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve in the best interests of shareholders at any company.
Summary
ISS believes that management oversight by independent statutory auditors is crucial to ensure that companies have better governance. Japan's Corporate Law allows companies to choose between two governance structures; a statutory auditor system, and a U.S.-type three committee system. About 98 percent of Japanese public companies employ a statutory auditor system, and for those companies, there is no legal requirement that boards have outside directors. Based on Japanese meetings, covered by ISS during 2011, where director elections were proposed, 50.3 percent of companies with a statutory auditor system do not have any outsiders. At these companies, the board of directors essentially functions as an executive committee and plays a minimal role in management oversight; which is instead left to the board of statutory auditors.
Given the frequent lack of independent outside directors at Japanese companies, it is critically important to have independent outside statutory auditors. Therefore, ISS opposes any outside statutory auditor nominees who do not meet our criteria for independence. If outside nominees are voted down, companies need to appoint other outside candidates because the law requires that at least half of a company's statutory auditors be designated as outside statutory auditors. Because the law requires that the statutory auditor board be composed of at least three members, companies need to have at least two outside statutory auditors to meet the legal requirement.
As in the case of outside directors, we pay attention to attendance rates. If an outside statutory auditor attends fewer than 75 percent of meetings of the board of directors or board of statutory auditors, without a reasonable excuse, ISS will generally recommend a vote against that statutory auditor's reelection. In addition, ISS considers recommending votes against statutory auditor nominees in cases of corporate scandals, including fraudulent or criminal activity, which have led to shareholder value destruction.
5.Article Amendments
Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes we oppose. The following are some of the most common or significant types of changes to articles.
Expansion of business activities
Vote FOR this change, unless:
•A company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.
Adoption of a U.S.-style three committee board structure
Vote FOR this change, unless:
•None of the outside director candidates meets ISS criteria on independence6.
Increase in authorized capital
Vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase. Otherwise,Vote FOR this change, unless:
•The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
•The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
•The increase is intended for a poison pill, which ISS opposes.

[5]	ISS uses the same independence criteria for directors and statutory auditors. See “Election of Directors.”
[6]	See “Election of Directors” for ISS criteria on independence.

Creation/modification of preferred shares/class shares
Vote CASE-BY-CASE on this request
Repurchase of shares at board's discretion
Vote AGAINST this change.
Allow company to make rules governing exercise of shareholders' rights
Vote AGAINST this change.
Limit rights of odd-lot shareholders
Vote FOR this change.
Relax quorum requirement for shareholder meetings
Vote AGAINST this change.
Amendments related to takeover defenses
Vote FOR this change, unless:
•ISS opposes or has opposed the poison pill proposal by itself.
Decrease in maximum board size
Vote FOR this change, unless:
•The decreases eliminate all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.
Supermajority vote requirement to remove a director
Vote AGAINST this change.
Reduce directors' term in office from two years to one year
Vote FOR this change.
Remove provision preventing classified board
Vote AGAINST this change.
Limitations of liability for directors/statutory auditors
Vote FOR this change.
Limitations of liability for external auditors
Vote AGAINST this change.
Payment of dividends at the board's discretion
Vote AGAINST this change.
Amendments related to going private transactions
Vote CASE-BY-CASE on this request.
Summary
The governance profile of a Japanese company is largely stipulated in its articles of incorporation. Requests for amendments cover various issues ranging from capital increases and changes to capital structures, to changes to board size and composition. Takeover defense-related changes are often included in articles as well. Once the articles are amended to authorize a company to carry out a specific action, shareholders will usually have no opportunities to vote on such action in the future. Therefore, these resolutions require scrutiny. This is particularly true under the Corporate Law, enacted in 2006, which is largely designed to give more authority to boards than under the old Commercial Code, on condition that shareholders approve changes to articles of incorporation.
6.	Annual Bonuses for Directors/Statutory Auditors
Vote FOR approval of annual bonuses, unless:
•Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Summary
Companies usually make annual bonus payments without shareholder approval as there are no legal requirements requiring companies to seek shareholder approval before making such payments. Accordingly, seeking shareholder approval itself should be viewed as a positive practice. In addition, the amounts are rarely excessive, and therefore, ISS usually supports the proposal. However, when companies suffer from poor financial and stock performance, or have experienced corporate scandals, ISS will consider recommending a vote against the proposals.
7.	Retirement Bonuses/Special Payments in Connection with Abolition of Retirement Bonus System
Retirement Bonuses
Vote FOR approval of retirement bonuses, unless:
•Recipients include outsiders7; or
•Neither the individual payments nor the aggregate amount of the payments is disclosed; or
•Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.
Special Payments in Connection with Abolition of Retirement Bonus System
Vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:
•Recipients include outsiders8; or
•Neither the individual payments nor the aggregate amount of the payments is disclosed; or
•Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.
Summary
The expectation of receiving a retirement bonus can serve as a disincentive for outside directors or statutory auditors to speak out against management. Accordingly, ISS opposes the payment of retirement bonuses to outsiders. In addition, if neither the individual payments nor the aggregate amount of the payments is disclosed, we oppose the payments. Furthermore, we do not believe it is appropriate to grant retirement benefits to those who can be held responsible for shareholder value destruction resulting from corporate scandals or poor financial performance.
8.	Stock Option Plans/Deep-Discounted Stock Option Plans
Stock Option Plans
Vote FOR approval of stock option plans, unless:
•Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;
•Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
•The maximum number of options that can be issued per year is not disclosed.
Deep-Discounted Stock Option Plans
Vote FOR approval of deep-discounted stock option plans, unless:
•Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or
•Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
•The maximum number of options that can be issued per year is not disclosed; or
•No specific performance hurdles are specified (However, a vote FOR may still be warranted if the vesting period before exercise lasts for at least three years, or exercise before retirement is not allowed).
Summary
A large proportion of Japanese director compensation consists of fixed compensation, which does not expose recipients to any of the rewards or risks faced by shareholders. As a general rule, stock option programs should be promoted among Japanese companies as tools to better align the interests of directors with those of shareholders. As the number of agenda items at Japanese companies has declined in recent years, compensation-related proposals have increased in relative importance. This is particularly true of stock options, which can be beneficial or disadvantageous to independent shareholders, depending on the plan design. ISS will evaluate stock options mainly in terms of potential dilution, option recipients, exercise period, exercise price, and performance hurdles (if any).

[7]	However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.
[8]	Idem

While dilution is an important factor in evaluating options, Japanese companies' dilution, particularly at large companies, has been modest. As such, this is seldom an issue. On the other hand, in order to align the interests of option recipients with those of independent shareholders, we believe that some mechanism to that end will be called for. We will pay attention to whether performance hurdles are disclosed in the proposal details.
9.	Director Compensation Ceiling
Vote FOR proposals seeking to increase director fees, if:
•The specific reason(s) for the increase are explained; or
•The company is introducing or increasing a ceiling for performance-based compensation.
Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:
•The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.
Generally vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.
Summary
The problem with Japanese pay is not the amount, but the lack of its linking to shareholder wealth creation. Cash salaries and cash retirement bonuses, neither of which is directly linked to performance, constitute a significant portion of Japanese executives' compensation. On the other hand, performance-based pay occupies a relatively small portion of total pay. Furthermore, equity-based incentives, notably stock options, still are not popular among Japanese executives.
Japanese companies are now required to disclose individual director pay, where total compensation exceeds JPY 100 million ($1.2 million), in their Yuho securities filings (equivalent of the 10K for U.S. companies). According to the Nikkei newspaper, there were 293 executives, of about 2,500 companies closing their books in March 2012, whose total pay exceeded JPY 100 million. The highest paid executive was Casio Computer's late Chairman Toshio Kashio whose total pay was JPY 1.33 billion (largely composed of retirement bonus of JPY 1.32 billion), followed by Nissan Motor CEO and Chairman Carlos Ghosn whose total pay was JPY 987 million. The data shows that the aggregate pay for those 293 executives consisted of three-fourths in the form of fixed compensation (cash salaries and cash retirement bonuses) and the remaining one-fourth as performance-based pay (performance-based cash compensation and equity-based incentives).
ISS' policy is intended to promote the use of performance-based compensation. ISS generally will support proposals calling for an increase in the director compensation ceiling if the increase is intended to introduce/increase the performance-based pay component. However, if proposals are seeking an increase in non-performance based director pay or it is unclear whether director pay is performance-based, ISS will examine capital efficiency of the company in question, notably the return on equity (ROE) trend, and the total shareholder return to determine whether management has conducted business from shareholders’ perspectives.
10.	Statutory Auditor Compensation Ceiling
Vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless:
•Statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.
11.	Audit Firm Appointments
Vote FOR the appointment of audit firms, unless:
•There are serious concerns related to changing auditors.
Summary
In Japan, appointment of external audit firms will be put to a shareholder vote only when companies seek to appoint new audit firms. Auditors' term is one year, and the same auditors can be reappointed without shareholder approval. In addition, audit firm rotations are not mandated by regulations. Accordingly, unlike in the U.S., this item is not among frequent voting items at Japanese companies.
12.	Share Repurchase Plans
Vote FOR the share repurchase plans, unless:
•The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or
•There are serious concerns about a possible adverse impact on shareholder value.

13.	Takeover Defense Plans (Poison Pills)
Vote FOR approval of takeover defense plans (poison pills), unless:
•The board does not include at least 20 percent (but no fewer than two) independent directors9 after the shareholder meeting; or
•These independent directors fail to meet ISS guidelines on board meeting attendance10; or
•The directors are not subject to annual election; or
•One or more members of the bid evaluation committee cannot be regarded as independent based on ISS criteria for independence; or
•The trigger threshold is set less than 20 percent of shares outstanding; or
•The duration of the poison pill exceeds three years; or
•There are other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; or
•The company fails to release its proxy circular at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.
(Second stage of analysis)
•The company has not disclosed what specific steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.
Summary
ISS recognizes that there may be circumstances in which a well-designed poison pill may strengthen the board's negotiating position and allow it to obtain more favorable terms from an acquirer. However, this scenario only applies when the target company's board is more concerned with shareholder value than with protecting its own position. In order for ISS to be able to support a poison pill in Japan, the above-mentioned conditions will have to be met. Interestingly, most companies which have failed to release proxy circulars at least three weeks before the meeting also failed at least one other criterion as well, implying that how early companies release their proxy materials is an excellent way to measure overall shareholder-friendliness.
ISS evaluates all poison pill proposals on a case-by-case basis, but our guidelines specify a number of necessary conditions which must all be met before we can even consider supporting a takeover defense. In the relatively few cases in which each of these necessary conditions is met, ISS will proceed to the second stage of the analysis, which is to assess the company's plans to enhance value. The implementation of a poison pill is an admission that the board sees the company as vulnerable to a takeover, so shareholders will need to see a plan to increase the share price, not merely a plan to entrench an underperforming management team.
Notwithstanding management fears, some of the companies implementing pills are in fact not especially vulnerable, because founding families, business partners, or other insiders own more than a third of outstanding shares. This is enough to veto any special resolution, such as an article amendment or a merger – meaning that even if a hostile bidder is able to accumulate a sizable stake in such a company, that bidder will be unable to force any major restructuring moves opposed by the insiders. It is difficult to see what shareholders of such a company stand to gain from a poison pill.
Importantly, the primary problem at Japanese companies is not the terms of the poison pills themselves – these are often superior to those of U.S. companies due to features such as relatively high trigger thresholds, clear sunset provisions, and an absence of "dead hand" provisions. Rather, the main problem is with Japanese companies' insider-dominated boards and insufficient disclosure. We believe that the presence of a critical mass of independent directors is essential in order to ensure that a takeover defense is used not merely to entrench management, but to contribute to the enhancement of shareholder value.
Where a company has implemented a takeover defense without shareholder approval, and that defense allows the board to block the bid without input from shareholders, ISS will consider opposing the reelection of the representative director(s). This decision will depend on the terms of the defense plan itself, the company's overall governance profile (including board composition and information disclosure practices), and the company's performance under the current management team.
In evaluating poison pill renewals, we will apply the same necessary conditions we apply to new pills. At the same time, we will examine the company's share price performance, relative to its peers, since the pill was first put in place. Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal.

9 See “Election of Directors” for ISS criteria on independence.
10 See “Election of Directors” for ISS criteria on board meeting attendance.

14.	Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)
Vote CASE-BY-CASE on M& As and Third-Party Placements taking into account the following:
For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
•Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
•Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
15.	Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.
16.	Social/Environmental Issues
Global Approach
Issues under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
•If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
•The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.